                                                               Exhibit 10(i)C(2)




                           SUPPLEMENTAL LOAN AGREEMENT




                            Dated as of July 3, 2002




                                     Between


                   731 COMMERCIAL LLC and 731 RESIDENTIAL LLC,
                           collectively, as Borrower,


                                       and


                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                                    as Agent,


                                       and


                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1           Definitions................................................................................      1
Section 1.2           Principles of Construction.................................................................     13


II.      THE LOAN

Section 2.1           The Loan and Advances......................................................................     14
            2.1.1     Agreement to Lend and Borrow...............................................................     14
            2.1.2     No Reborrowings............................................................................     14
            2.1.3     The Note...................................................................................     14
            2.1.4     Use of Proceeds............................................................................     14
            2.1.5     Loan Term and Extension Options............................................................     15
            2.1.6     Intentionally Omitted......................................................................     15
            2.1.7     Intentionally Omitted......................................................................     15
            2.1.8     Advances...................................................................................     15
            2.1.9     Intentionally Omitted......................................................................     15
            2.1.10    Intentionally Omitted......................................................................     15
            2.1.11    Intentionally Omitted......................................................................     15
            2.1.12    Intentionally Omitted......................................................................     15
            2.1.13    Required Equity............................................................................     16
Section 2.2           Interest Rate..............................................................................     16
            2.2.1     Interest...................................................................................     16
            2.2.2     Minimum Amounts and Maximum Number of Interest Periods.....................................     17
            2.2.3     Certain Notices............................................................................     18
            2.2.4     Additional Costs...........................................................................     18
            2.2.5     LIBO Rate..................................................................................     21
            2.2.6     Illegality.................................................................................     21
            2.2.7     Breakage Costs.............................................................................     21
            2.2.8     Withholding Taxes..........................................................................     22
Section 2.3           Usury Savings..............................................................................     23
            2.3.1     Usury Savings..............................................................................     23
Section 2.4           Loan Payments..............................................................................     23
            2.4.1     Payment Before Maturity Date...............................................................     23
            2.4.2     Payment on Maturity Date...................................................................     23
            2.4.3     Late Payment Premium.......................................................................     23
            2.4.4     Interest Rate and Payment After Default....................................................     23
            2.4.5     Method and Place of Payment................................................................     24
Section 2.5           Prepayment.................................................................................     24
            2.5.1     Voluntary Prepayments......................................................................     24
            2.5.2     Mandatory Prepayments......................................................................     24

            2.5.3     Miscellaneous..............................................................................     25
Section 2.6           Payments Not Conditional...................................................................     25
            2.6.1     Payments Not Conditional...................................................................     25
Section 2.7           Conditions Precedent.......................................................................     25
            2.7.1     Conditions Precedent.......................................................................     25
Section 2.8           Intentionally Omitted......................................................................     25
Section 2.9           Conditions Precedent to Disbursement of Supplemental Loan Proceeds.........................     25
            2.9.1     Conditions of Advances.....................................................................     25
            2.9.2     Intentionally Omitted......................................................................     29
            2.9.3     Intentionally Omitted......................................................................     29
            2.9.4     No Reliance................................................................................     29
Section 2.10          Borrowing Procedures.......................................................................     29
            2.10.1    Draw Requests..............................................................................     29
            2.10.2    One Advance Per Month......................................................................     30
            2.10.3    Intentionally Omitted......................................................................     30
            2.10.4    Procedure of Advances......................................................................     30
            2.10.5    Funds Advanced.............................................................................     32
            2.10.6    Direct Advances to Third Parties...........................................................     32
            2.10.7    Intentionally Omitted......................................................................     32
            2.10.8    Advances Do Not Constitute a Waiver........................................................     32
            2.10.9    Intentionally Omitted......................................................................     32
            2.10.10   Intentionally Omitted......................................................................     32
            2.10.11   Advances and Disbursements Under Completion Guaranty.......................................     32


III.     REPRESENTATIONS AND WARRANTIES

Section 3.1           Borrower Representations...................................................................     32
            3.1.1     Organization...............................................................................     32
            3.1.2     Proceedings................................................................................     32
            3.1.3     No Conflicts...............................................................................     33
            3.1.4     Litigation.................................................................................     33
            3.1.5     Governmental Orders........................................................................     33
            3.1.6     Consents...................................................................................     33
            3.1.7     Title......................................................................................     33
            3.1.8     No Plan Assets.............................................................................     33
            3.1.9     Compliance.................................................................................     33
            3.1.10    Financial and Other Information............................................................     33
            3.1.11    Condemnation...............................................................................     33
            3.1.12    Utilities and Public Access................................................................     33
            3.1.13    Separate Lots..............................................................................     33
            3.1.14    Assessments................................................................................     34
            3.1.15    Enforceability.............................................................................     34
            3.1.16    Assignment of Leases.......................................................................     34
            3.1.17    Insurance..................................................................................     34
            3.1.18    Licenses...................................................................................     34
            3.1.19    Flood Zone.................................................................................     34

            3.1.20    Physical Condition.........................................................................     34
            3.1.21    Boundaries.................................................................................     34
            3.1.22    Leases.....................................................................................     34
            3.1.23    Filing and Recording Taxes.................................................................     34
            3.1.24    Single Purpose.............................................................................     35
            3.1.25    Tax Filings................................................................................     35
            3.1.26    Solvency...................................................................................     35
            3.1.27    Federal Reserve Regulations................................................................     35
            3.1.28    Mezzanine Debt.............................................................................     35
            3.1.29    Offices; Location of Books and Records.....................................................     35
            3.1.30    Intentionally Omitted......................................................................     35
            3.1.31    Construction Management Agreements.........................................................     35
            3.1.32    Access.....................................................................................     35
            3.1.33    No Default.................................................................................     35
            3.1.34    Architect's Contract.......................................................................     35
            3.1.35    Plans and Specifications...................................................................     35
            3.1.36    Zoning.....................................................................................     35
            3.1.37    Budget.....................................................................................     36
            3.1.38    Feasibility................................................................................     36
            3.1.39    Subway Agreement...........................................................................     36
            3.1.40    Bloomberg Lease............................................................................     36
            3.1.41    Condominium Documents......................................................................     36
            3.1.42    Unit Contracts.............................................................................     36
            3.1.43    ZLDA.......................................................................................     36
            3.1.44    Full and Accurate Disclosure...............................................................     36
            3.1.45    Foreign Person.............................................................................     36
            3.1.46    Investment Company Act.....................................................................     36
            3.1.47    Organizational Structure...................................................................     36
            3.1.48    Tax Certificates...........................................................................     37
            3.1.49    Inclusionary Housing Program...............................................................     37
Section 3.2           Continuing Effectiveness and Survival of Representations...................................     37


IV.      BORROWER COVENANTS

Section 4.1           Borrower Affirmative Covenants.............................................................     37
            4.1.1     Existence; Compliance with Legal Requirements..............................................     37
            4.1.2     Taxes and Other Charges....................................................................     37
            4.1.3     Litigation.................................................................................     37
            4.1.4     Access to Property.........................................................................     37
            4.1.5     Further Assurances; Supplemental Mortgage Affidavits.......................................     38
            4.1.6     Financial Reporting........................................................................     38
            4.1.7     Title to the Property......................................................................     38
            4.1.8     Estoppel Statement.........................................................................     38
            4.1.9     Leases.....................................................................................     39
            4.1.10    Alterations................................................................................     39
            4.1.11    Financial Covenants........................................................................     39

            4.1.12    Updated Appraisal..........................................................................     39
            4.1.13    Facility Fee and Administrative Fee........................................................     39
            4.1.14    Interest Rate Protection Agreement.........................................................     39
            4.1.15    Intentionally Omitted......................................................................     39
            4.1.16    Intentionally Omitted......................................................................     39
            4.1.17    Insurance..................................................................................     39
            4.1.18    Intentionally Omitted......................................................................     39
            4.1.19    Supplemental Loan Costs and Expenses.......................................................     39
            4.1.20    Fees.......................................................................................     39
            4.1.21    Intentionally Omitted......................................................................     40
            4.1.22    Intentionally Omitted......................................................................     40
            4.1.23    Intentionally Omitted......................................................................     40
            4.1.24    Construction Consultant/Duties and Access..................................................     40
            4.1.25    Intentionally Omitted......................................................................     41
            4.1.26    Books and Records..........................................................................     41
            4.1.27    Indebtedness...............................................................................     41
            4.1.28    Maintain Existence.........................................................................     41
            4.1.29    Bonds......................................................................................     41
            4.1.30    Financing Publicity........................................................................     41
            4.1.31    Easements and Restrictions; Zoning.........................................................     41
            4.1.32    Laborers, Subcontractors and Materialmen...................................................     41
            4.1.33    Ownership of Personalty....................................................................     41
            4.1.34    Comply with Other Supplemental Loan Documents..............................................     41
            4.1.35    Purchase of Material Under Conditional Sale Contract.......................................     41
            4.1.36    Further Assurance of Title.................................................................     41
            4.1.37    Condominium................................................................................     42
            4.1.38    Tax Benefits...............................................................................     42
            4.1.39    Inclusionary Housing Program...............................................................     42
            4.1.40    ERISA......................................................................................     42
            4.1.41    Intentionally Omitted......................................................................     42
            4.1.42    Intentionally Omitted......................................................................     42
            4.1.43    REA42
Section 4.2           Borrower Negative Covenants................................................................     42
            4.2.1     Due on Sale and Encumbrance; Transfers of Interests........................................     42
            4.2.2     Liens......................................................................................     42
            4.2.3     Dissolution................................................................................     42
            4.2.4     Change in Business.........................................................................     42
            4.2.5     Debt Cancellation..........................................................................     43
            4.2.6     Affiliate Transactions.....................................................................     43
            4.2.7     Zoning.....................................................................................     43
            4.2.8     Assets.....................................................................................     43
            4.2.9     No Joint Assessment........................................................................     43
            4.2.10    Principal Place of Business................................................................     43
            4.2.11    ERISA......................................................................................     43
            4.2.12    No Distributions...........................................................................     43
            4.2.13    Change Orders..............................................................................     43

            4.2.14    Indebtedness...............................................................................     43
            4.2.15    Organizational Documents...................................................................     43


V.       INSURANCE, CASUALTY AND CONDEMNATION

            5.1.1     Insurance Coverage.........................................................................     43
            5.1.2     Intentionally Omitted......................................................................     43
            5.1.3     Intentionally Omitted......................................................................     43
Section 5.2           Casualty and Condemnation..................................................................     43
Section 5.3           Delivery of Net Proceeds...................................................................     44


VI.      NET CASH FLOW FUNDS

Section 6.1           Deposits of NCF Funds......................................................................     44
Section 6.2           Intentionally Omitted......................................................................     44
Section 6.3           Security Interest in Funds.................................................................     44
Section 6.4           Cash Management............................................................................     44


VII.     PROPERTY MANAGEMENT AND REA

Section 7.1           The Management Agreement...................................................................     44
Section 7.2           Prohibition Against Termination or Modification............................................     44
Section 7.3           Replacement of Manager.....................................................................     44


VIII.    TRANSFERS

Section 8.1           Agent's and Lenders' Reliance..............................................................     44
Section 8.2           No Transfers...............................................................................     45
Section 8.3           Permitted Transfers........................................................................     45
            8.3.1     Permitted Transfers........................................................................     45


IX.      DEFAULTS

Section 9.1           Events of Default..........................................................................     46
Section 9.2           Rights and Remedies of Agent and Lenders...................................................     47
            9.2.1     Remedies...................................................................................     47
            9.2.2     Power of Attorney..........................................................................     50
            9.2.3     Remedies Cumulative........................................................................     50
            9.2.4     Annulment of Defaults......................................................................     50
            9.2.5     Waivers....................................................................................     51
            9.2.6     Course of Dealing, Etc.....................................................................     51
Section 9.3           Remedies Cumulative........................................................................     51

X.       MISCELLANEOUS

Section 10.1          Successors and Assigns.....................................................................     52
Section 10.2          Agent's and Lender's Discretion............................................................     52
Section 10.3          Governing Law, Jurisdiction and Agent for Service..........................................     52
Section 10.4          Modification, Waiver in Writing............................................................     53
Section 10.5          Delay Not a Waiver.........................................................................     54
Section 10.6          Notices....................................................................................     54
Section 10.7          Trial by Jury..............................................................................     54
Section 10.8          Headings...................................................................................     54
Section 10.9          Severability...............................................................................     54
Section 10.10         Preferences................................................................................     55
Section 10.11         Waiver of Notice...........................................................................     55
Section 10.12         Remedies of Borrower.......................................................................     55
Section 10.13         Expenses; Indemnity........................................................................     55
Section 10.14         Schedules and Exhibits Incorporated........................................................     56
Section 10.15         Offsets, Counterclaims and Defenses........................................................     56
Section 10.16         No Joint Venture or Partnership; No Third Party Beneficiaries..............................     56
Section 10.17         Publicity..................................................................................     56
Section 10.18         Reserved...................................................................................     56
Section 10.19         Waiver of Offsets/Defenses/Counterclaims...................................................     56
Section 10.20         Conflict; Construction of Documents; Reliance..............................................     56
Section 10.21         Brokers and Financial Advisors.............................................................     57
Section 10.22         Prior Agreements...........................................................................     57
Section 10.23         Joint and Several Liability................................................................     57
Section 10.24         Assignments................................................................................     58
Section 10.25         Adjustments; Set-Off.......................................................................     60
Section 10.26         Counterparts...............................................................................     60


XI.      AGENT

Section 11.1          Performance by Agent.......................................................................     60
Section 11.2          Actions....................................................................................     61
Section 11.3          Nonliability of Agent and Lenders..........................................................     61
Section 11.4          Authorization and Action...................................................................     61
Section 11.5          Agent's Reliance, Etc......................................................................     64
Section 11.6          Agent as a Lender..........................................................................     64
Section 11.7          Distribution of Payments by Agent to Lenders...............................................     64
Section 11.8          Assignment Upon Repayment..................................................................     65

                         Index to Schedules and Exhibits


                                    SCHEDULES

SCHEDULE I                 -        Lenders' Ratable Share


                                    EXHIBITS

EXHIBIT A                  The Land

                           SUPPLEMENTAL LOAN AGREEMENT

            THIS SUPPLEMENTAL LOAN AGREEMENT, dated as of July 3, 2002 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between 731 COMMERCIAL LLC ("COMMERCIAL OWNER") and 731 RESIDENTIAL LLC ("RESIDENTIAL OWNER"), each a Delaware limited liability company, having its principal place of business at 888 Seventh Avenue, New York, New York 10019, collectively as Borrower ("BORROWER"), and BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a German banking corporation organized under the laws of the Federal Republic of Germany, having an address at 622 Third Avenue, New York, New York 10017, as administrative agent (including any of its successors and assigns, "AGENT") for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, "LENDERS").

            All capitalized terms used herein shall have the respective meanings set forth in Article I hereof.


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, Borrower desires to obtain the Loan from Lenders; and


            WHEREAS, each Lender is severally willing to make the Loan to Borrower, subject to and in accordance with the conditions and terms of this Agreement and the other Loan Documents.


            NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:


            I.    DEFINITIONS; PRINCIPLES OF CONSTRUCTION

            SECTION 1.1 DEFINITIONS.

            For all purposes of this Agreement, except as otherwise expressly provided, the following terms shall have the respective meanings set forth below. All other capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Building Loan Agreement.

            "ADDITIONAL COSTS" shall have the meaning as set forth in Section 2.2.4(a).

            "ADDITIONAL INTEREST" shall mean any and all amounts that may become due and payable by Borrower pursuant to Section 2.2.4, Section 2.2.7 or Section 2.2.8.

            "ADMINISTRATIVE FEE" shall mean, collectively, (i) that portion of the "Administrative Fee" under (and as defined in) the Loan Fee Letter allocable to the

Supplemental Loan and (ii) any additional administrative fee payable by Borrower to Agent pursuant to the Cash Collateral Agreement for any calendar month in which more than one disbursement of the Supplemental Cash Collateral is made.

            "ADVANCE" or "ADVANCES" shall mean any disbursement of the proceeds of the Supplemental Loan by Lenders pursuant to the terms of this Agreement.

            "AFFILIATE" shall mean, as to any Person, any other Person that, (i) directly or indirectly, owns more than forty percent (40%) of, (ii) is in control of, is controlled by or is under common control with such Person or
(iii) is a director or officer of such Person or of an Affiliate of such Person. As used in this definition the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

            "AGENT" shall mean Bayerische Hypo- und Vereinsbank AG, New York Branch, a German banking corporation organized under the laws of the Federal Republic of Germany, together with its permitted successors and assigns, acting in its capacity as administrative agent to the Lenders hereunder and under the other Loan Documents.

            "AGENT'S REGISTER" shall have the meaning as set forth in Section 10.23.

            "AGREEMENT REGARDING INSTRUCTIONS GIVEN BY TELEPHONE OR FACSIMILE" shall mean the Agreement Regarding Instruction Given by Telephone or Facsimile, dated the date hereof, which shall be in the form attached to the Building Loan Agreement as SCHEDULE XVII and shall be executed and delivered by Borrower to Agent contemporaneously herewith.

            "ALEXANDER'S" shall mean Alexander's Inc., a Delaware corporation, together with its successors and assigns.

            "ALTA" shall mean American Land Title Association, or any successor thereto.

            "APPLICABLE INTEREST RATE" shall mean either (i) the LIBO Adjusted Rate plus the LIBOR Margin with respect to any period when the Loan (or the applicable portion thereof) is a LIBOR Loan or (ii) the Base Rate plus the Base Rate Margin with respect to any period when the Loan (or the applicable portion thereof) is a Base Rate Loan.

            "APPLICABLE LENDING OFFICE" shall mean the related "Lending Office" of each Lender (or of an Affiliate of such Lender) designated for such Lender on the signature page hereof or such other Office of Lender (or of an Affiliate of Lender) as each Lender may from time to time specify to Borrower as the office by which the Loan is to be made and/or maintained by such Lender.

            "APPROVAL", "APPROVED", "APPROVAL" or "APPROVED" shall mean, as the context so determines, an approval in writing given to the party seeking approval, subject, nevertheless, to the express provisions of this Agreement for which a "deemed approval mechanism" (as defined in Section 10.6 of the Building Loan Agreement) is set forth.

            "ASSIGNMENT AND ACCEPTANCE" shall have the meaning as set forth in
Section 10.24(b)(vi).

            "ASSIGNMENT OF CONTRACTS" shall mean that certain Assignment of Contracts, Licenses and Permits, dated the date hereof, from Borrower, as assignor, to Agent, as assignee.

            "ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENT" shall mean that certain Assignment of Interest Rate Protection Agreement among Borrower, Agent and the Counterparty to the related Interest Rate Protection Agreement, to be entered into pursuant to Section 4.1.14 of the Building Loan Agreement.

            "ASSIGNMENT OF LEASES" shall mean, collectively, the Building Loan Assignment of Leases, the Supplemental Loan Assignment of Leases and the Project Loan Assignment of Leases.

            "AUTHORIZED REPRESENTATIVES" shall mean those Persons authorized pursuant to the Requisition Authorization Statement to execute and deliver on behalf of Borrower Borrower's Requisition.

            "BASE RATE" shall mean, as determined on a daily basis, the rate of interest per annum equal to the greater of (i) the Prime Rate in effect on that day or (ii) the Federal Funds Rate in effect on that day plus one half (1/2) of one (1%) percent per annum.

            "BASE RATE LOAN(S)" shall mean Loan(s) (or applicable portions thereof) having a rate of interest per annum equal to the Base Rate plus the Base Rate Margin.

            "BASE RATE MARGIN" shall mean three quarters (3/4) of one (1%) percent per annum, provided that the "Base Rate Margin" shall be reduced and shall mean one quarter (1/4) of one (1%) percent per annum during the Extension Periods.

            "BORROWER" shall mean, collectively and individually as the context requires, Commercial Owner and Residential Owner, together with their respective permitted successors and permitted assigns.

            "BORROWER'S DESIGNATED ACCOUNT" shall mean the bank account designated by Borrower pursuant to Borrower's Requisition Letter as the checking account at HVB or such other account as may be acceptable to Agent into which Advances shall be wired.

            "BORROWER'S REQUISITION" shall have the meaning as set forth in
Section 2.10.1.

            "BORROWING DATE" shall have the meaning as set forth in Section 2.10.1.

            "BUILDING LOAN" shall mean the loan made by Lenders to Borrower pursuant to the Building Loan Agreement in the principal amount of up to the Building Loan Amount.

            "BUILDING LOAN AGREEMENT" shall mean that certain Building Loan Agreement, dated the date hereof, among Agent, Lenders and Borrower.

            "BUILDING LOAN AMOUNT" shall mean Two Hundred Million and No/100 ($200,000,000.00) Dollars.

            "BUILDING LOAN BUDGET" shall mean the budget (which may be set forth by way of a separate column on an overall project budget) for total estimated Building Loan Costs, dated the date hereof, prepared by Borrower and approved by Agent and the Construction Consultant, and all amendments and modifications thereto that occur in accordance with this Agreement.

            "BUILDING LOAN COSTS" shall mean all costs and expenses of constructing the Improvements (including Hard Costs and Soft Costs) which are Costs of the Improvements.

            "BUSINESS DAY" shall mean any day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City and, whenever such day relates to a LIBOR Loan, any such day on which dollar deposits are also carried out in the London interbank market and banks are also open for business in London, England.

            "CASH COLLATERAL" shall have the meaning as set forth in the Cash Collateral Agreement.

            "CASH COLLATERAL AGREEMENT" shall mean that certain Cash Collateral Agreement dated as of the date hereof between Borrower and Agent.

            "CLOSING DATE" shall mean the date of funding the Initial Advance of the Building Loan.

            "COUNTERPARTY" shall mean each counterparty to, or issuer of, any Interest Rate Protection Agreement other than Borrower or an Affiliate of Borrower.

            "DEBT" shall mean the outstanding principal amount of the Supplemental Loan together with all interest accrued and unpaid thereon and all other sums (including, without limitation, any amounts payable to Lenders pursuant to Section 2.2) due to Lenders in respect of the Supplemental Loan under the Supplemental Loan Note, this Agreement, the Supplemental Loan Mortgage, the Environmental Indemnity or any other Supplemental Loan Document.

            "DEFAULT" shall mean the occurrence of any event under this Agreement or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

            "DEFAULT RATE" shall mean the rate of interest per annum equal to the sum of the Base Rate plus 5%.

            "DEFAULTING LENDER" has the meaning as set forth in Section
2.10.4(c).

            "DEFICIENCY" or "DEFICIENCIES" has the meaning as set forth in
Section 2.10.4(c).

            "DISBURSEMENT SCHEDULE" shall mean the schedule of the amounts of Advances anticipated to be requisitioned by Borrower each month during the term of the Building Loan dated as of the date hereof.

            "DRAW REQUEST" shall mean, with respect to each Advance, Borrower's request for such Advance, and documents required by this Agreement to be furnished to Agent as a condition to such Advance.

            "ELIGIBLE ASSIGNEE" shall mean (i) any lender to Vornado or any of its Affiliates pursuant to its existing Revolving Credit Agreement (as defined in the Guaranty of Completion) (whether or not such Revolving Credit Agreement shall hereafter remain in effect), or pursuant to any replacement credit facility, (ii) GMAC and (iii) any other lender that is approved by Borrower, which approval shall not be unreasonably withheld or delayed.

            "EUROCURRENCY LIABILITIES" shall have the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time and including any successor regulation thereto.

            "EVENT OF DEFAULT" shall have the meaning as set forth in Section
9.1.

            "EXCLUDED TAXES" means, with respect to Agent, each Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of such Lender, in which its Applicable Lending Office is located, and (b) any branch profits taxes imposed by the United States of America or any similar law imposed by any other jurisdiction in which Borrower is located.

            "EXTENSION PERIOD" shall mean each of the First Extension Period and the Second Extension Period.

            "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum (based on a 360 day year) equal, for each day of such period, to the rate of interest quoted at 11:00 a.m. New York time charged on overnight federal funds transactions with member banks of the Federal Reserve System.

            "FIRST EXTENDED MATURITY DATE" shall mean January 3, 2007.

            "FIRST EXTENSION NOTICE" shall have the meaning set forth in Section
2.1.5 of the Building Loan Agreement.

            "FIRST EXTENSION PERIOD" shall mean a period of twelve (12) consecutive months following the Initial Maturity Date.

            "FUNDING STATEMENT" shall mean that certain funding statement to be executed and delivered by Borrower in connection with the closing of the Loan in the form attached to the Building Loan Agreement as SCHEDULE XIII.

            "GUARANTOR" shall mean each of Vornado and Alexander's in their capacities as the "Guarantor" under their respective Guaranties.

            "GUARANTY" shall mean, collectively, the Guaranty of Completion, the Guaranty of Carrying Costs and each Guaranty of Limited Recourse Obligations.

            "GUARANTY OF CARRYING COSTS" shall mean that certain Guaranty of Carrying Costs from Alexander's in favor of Agent dated the date hereof.

            "GUARANTY OF COMPLETION" shall mean that certain Guaranty of Completion from Vornado in favor of Agent dated the date hereof.

            "GUARANTY OF LIMITED RECOURSE OBLIGATIONS" shall mean, collectively,
(i) that certain Guaranty of Limited Recourse Obligations from Alexander's in favor of Agent dated the date hereof and (ii) that certain Guaranty of Limited Recourse Obligations from Vornado in favor of Agent dated the date hereof.

            "HARD COSTS" shall mean those Building Loan Costs which are for labor, materials, equipment and fixtures.

            "HVB" shall mean Bayerische Hypo- und Vereinsbank AG, New York Branch, a German banking corporation organized under the laws of the Federal Republic of Germany, together with its successors and assigns.

            "INDEMNIFIED LIABILITIES" shall have the meaning as set forth in
Section 10.13(b) of the Building Loan Agreement.

            "INDEMNIFIED PARTY" shall have the meaning as set forth in Section 10.13(b) of the Building Loan Agreement.

            "INITIAL MATURITY DATE" shall mean January 3, 2006.

            "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan:

            (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three, six or twelve months thereafter, as selected by Borrower in its Rate Request given with respect thereto; and

            (b) thereafter, each period commencing on the last day of the then expiring Interest Period applicable to such LIBOR Loan and ending one, two, three, six or twelve months thereafter, as selected by Borrower in its Rate Request; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

            (i) if any Interest Period pertaining to a LIBOR Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

            (iii) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the first, second, third, sixth or twelfth calendar month thereafter (as the case may be).

            Notwithstanding the foregoing, the selection of the duration of any Interest Period during the initial term of the Loan shall be limited to the same interest period duration as shall pertain to the LIBOR Rate under the Interest Rate Protection Agreement.

            "INTEREST RATE PROTECTION AGREEMENT" shall mean one or more interest rate caps (together with the schedules relating thereto) in form and substance reasonably satisfactory to Lender, with a confirmation from the Counterparty thereto Counterparty in the form attached to the Building Loan Agreement as EXHIBIT C-1 between Borrower and, subject to Section 4.1.11 of the Building Loan Agreement, a Counterparty reasonably acceptable to Agent with a Minimum Counterparty Rating, and all amendments, restatements, replacements, supplements and modifications thereto.

            "LAND" shall mean the land more particularly described on EXHIBIT A attached hereto and includes all rights appurtenant thereto, including, without limitation, all development rights, if any, acquired by Borrower pursuant to any air rights agreements pertaining thereto.

            "LIBO ADJUSTED RATE" shall mean, with respect to any Interest Period pertaining to a LIBOR Loan, the LIBO Rate for such Interest Period divided by (1 minus the Reserve Requirement) for such Interest Period.

            "LIBO RATE" shall mean, with respect to any Interest Period pertaining to a LIBOR Loan, the rate of interest per annum quoted by HVB at approximately 11:00 a.m. New York time two (2) Business Days prior to the beginning of such Interest Period for the offering to leading banks in the London interbank market of dollar deposits for delivery on the first day of such Interest Period for a period equal to such Interest Period and in an amount comparable to the amount of the LIBOR Loan to be outstanding during such Interest Period.

            "LIBOR LOAN(S)" shall mean Loan(s) (or applicable portions thereof) having a rate of interest per annum determined in accordance with the following formula:

                    LIBO Rate              +     LIBOR Margin
          ------------------------------
           1.00 - Reserve Requirements

            "LIBOR MARGIN" shall mean two and one half percent (2-1/2%) per annum, provided that the "LIBOR Margin" shall be reduced and shall mean two percent (2%) per annum during the Extension Periods.

            "LOAN" shall mean, collectively, the Building Loan, the Supplemental Loan and the Project Loan.

            "LOAN AGREEMENTS" shall mean, collectively, this Agreement, the Building Loan Agreement and the Project Loan Agreement.

            "LOAN BUDGET" shall have the meaning as set forth in Section 2.1.6 of the Building Loan Agreement.

            "LOAN DOCUMENTS" shall mean, collectively, the Building Loan Documents, the Supplemental Loan Documents and the Project Loan Documents.

            "LOAN FEE LETTER" shall mean that certain letter agreement dated as of the date hereof between Agent and Borrower pertaining to the fees payable by Borrower to Agent and Lenders.

            "LONDON BUSINESS DAY" shall mean any Business Day other than a Business Day on which commercial banks are not open for dealing in U.S. dollars in the London interbank market in London, England.

            "LOSSES" shall have the meaning as set forth in Section 10.13(b) of the Building Loan Agreement.

            "MAJOR DECISION" has the meaning as set forth in Section 11.4(e).

            "MAJORITY LENDERS" shall mean, at any time, Lenders owed more than fifty-one percent (51%) of the then aggregate unpaid principal amount of the Loan, after subtracting the interest or interests owned by any Defaulting Lender(s).

            "MATURITY DATE" shall mean January 3, 2006 or such earlier date on which the final payment of principal of the Supplemental Loan Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise; provided, however, that if Borrower exercises its right to extend the term of the Loan for the First Extension Period and, in accordance with the terms of this Agreement, the Building Loan Agreement and the Project Loan Agreement, the term of the Loan is so extended, from and after such extension of the term of the Loan, the "MATURITY DATE" shall mean January 3, 2007, or such earlier date on which the final payment of principal of the Supplemental Loan Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise; and provided further that if Borrower exercises its right to extend the term of the Loan for the Second Extension Period and, in accordance with the terms of this Agreement, the Building Loan Agreement and the Project Loan Agreement, the term of the Loan is so extended, from and after such extension of the term of the Loan, the "MATURITY DATE" shall mean January 3, 2008, or such earlier date on which the final payment of principal of the Supplemental Loan Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

            "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Supplemental Loan Note and as provided for herein or the other Supplemental Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

            "MINIMUM COUNTERPARTY RATING" shall mean a credit rating from S&P and Fitch of at least "A" and from Moody's of at least "A2".

            "MORTGAGE" shall mean, collectively, the Supplemental Loan Mortgage, the Building Loan Mortgage and the Project Loan Mortgage.

            "NOTE" shall mean, collectively, the Building Loan Note, the Supplemental Loan Note and the Project Loan Note.

            "NOTICE" shall have the meaning as set forth in Section 10.6.

            "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Agent by Borrower which is signed by an authorized senior officer of Borrower's managing member (without personal recourse to such officer).

            "OTHER DEBT" shall mean, collectively, the "Debt" as defined in each of the Building Loan Agreement and the Project Loan Agreement.

            "PAYMENT AND PERFORMANCE BONDS" shall mean dual-obligee payment and performance bonds relating to the Construction Manager and each Major Trade Contractor, issued by a surety company or companies and in form and content reasonably acceptable to Agent, in each case in an amount not less than the full contract price; together with a dual obligee and modification rider in the form attached hereto as SCHEDULE XX to the Building Loan Agreement.

            "PAYMENT DATE" shall mean the date on which, pursuant to Sections
2.2.1 and 2.4.1, Borrower is obligated to make an interest payment hereunder.

            "PERMITTED TRANSFERS" shall have the meaning as set forth in Section 8.3.

            "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

            "PRIME RATE" shall mean, as determined on a daily basis, the rate of interest publicly announced by HVB in New York from time to time as its prime commercial lending rate. The prime rate is not intended to be the lowest rate of interest charged by HVB in connection with extensions of credit to debtors.

            "PROJECT CASH COLLATERAL" shall have the meaning set forth in the Cash Collateral Agreement.

            "PROJECT LOAN" shall mean the loan being made by Lenders to Borrower with respect to the Property that is the subject of the Project Loan Agreement.

            "PROJECT LOAN AGREEMENT" shall mean that certain Project Loan Agreement dated as of even date herewith among Agent, Lenders and Borrower.

            "PROJECT LOAN ASSIGNMENT OF LEASES" shall have the meaning as set forth in the Project Loan Agreement.

            "PROJECT LOAN DOCUMENTS" shall have the meaning as set forth in the Project Loan Agreement.

            "PROJECT LOAN MORTGAGE" shall have the meaning as set forth in the Project Loan Agreement.

            "PROJECT LOAN NOTE" shall have the meaning as set forth in the Project Loan Agreement.

            "PROPERTY" shall mean the Land, the Improvements now or hereafter erected thereon and all personal property owned by Borrower and encumbered by the Supplemental Loan Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the Granting Clauses of the Supplemental Loan Mortgage, and shall exclude any Residential Unit (and the appurtenant common elements) from and after the release of such Residential Unit from the liens of the Building Loan Mortgage, the Supplemental Loan Mortgage and the Project Loan Mortgage.

            "QUALIFYING CONTRACT" shall mean a contract for the sale of any Unit that satisfies the requirements of Section 4.1.37(g)(iii) of the Building Loan Agreement.

            "RATABLE SHARE" or "RATABLY" shall mean, with respect to any Lender, its share of the Loan based on the proportion of the outstanding principal of the Loan advanced by such Lender to the total outstanding principal amount of the Loan. The Ratable Share of each Lender on the date of this Agreement is set forth on SCHEDULE I.

            "RATE REQUEST" shall mean Borrower's irrevocable telephonic notice (to be promptly confirmed in writing), to be received by Agent by 11:00 a.m. New York time three (3) Business Days prior to the date specified in the Rate Request for the commencement of the Interest Period (which specified date must be a Business Day), of: (a) its intention to have (i) all or any portion of the principal amount under the Note which is not then the subject of an Interest Period (other than an Interest Period which is terminating on the Business Day specified in the notice), and/or (ii) all or any portion of any advance of proceeds of the Loan evidenced by the Note, which is to be made on the Business Day specified in the notice, bear interest as either a Base Rate Loan or a LIBOR Loan; and (b) the Interest Period desired by Borrower in respect of the amount specified whenever such notice is for LIBOR Loans.

            "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect, including any successor or other Regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

            "REGULATORY CHANGE" shall mean any change after the date of this Agreement in Federal, state or foreign law or regulations (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) applying to a class of banks including any Lenders or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including any Lenders of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or government or monetary authority charged with the interpretation or administration thereof.

            "REQUISITION AUTHORIZATION STATEMENT" shall mean the Requisition Authorization Statement dated the date hereof, which shall be in the form attached to the Building Loan Agreement as SCHEDULE XVIII and shall be executed and delivered by Borrower to Agent contemporaneously herewith.

            "RESERVE REQUIREMENTS" shall mean, for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day, if any, (including without limitation supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES" in Regulation D) required to be maintained by the applicable Lender or its Participants, if any. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by any Lender or any Lender's respective Participants, if any, by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined as provided in this Agreement or (ii) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates used in determining the LIBO Rate.

            "RESIDENTIAL OWNER" shall mean 731 Residential LLC, a Delaware limited liability company, together with its permitted successors and assigns.

            "RETAINAGE" shall mean, for each construction contract and construction subcontract, the greater of (a) ten percent (10%) of all costs incurred by Borrower for work performed by the contractor or subcontractor under the contract or subcontract until such time as the labor or materials provided under such contract or subcontract is fifty percent (50%) complete as certified by the Construction Consultant at which time no further Retainage under such contract or subcontract shall be required and (b) the actual retainage required under such contract or subcontract.

            "SECOND EXTENDED MATURITY DATE" shall mean January 3, 2008.

            "SECOND EXTENSION NOTICE" shall have the meaning as set forth in
Section 2.1.5 of the Building Loan Agreement.

            "SECOND EXTENSION PERIOD" shall mean a period of twelve (12) consecutive months following the First Extended Maturity Date.

            "SEVERED LOAN DOCUMENTS" shall have the meaning as set forth in
Section 9.2.1(c).

            "SOFT COSTS" shall mean those Building Loan Costs which are not Hard Costs, including, but not limited to, architect's, engineer's and construction manager's fees, interest on the Building Loan, recording taxes and title charges in respect of the Building Loan Mortgage, and Other Charges, Insurance Premiums and such other non-construction costs as are part of the "cost of improvement" as defined under the Lien Law.

            "SPREAD MORTGAGE" shall mean a mortgage securing indebtedness in the principal amount of a requested Advance hereunder, which mortgage shall have been spread to encumber the Property.

            "SPREAD MORTGAGE NOTE" shall mean, with respect to a Spread Mortgage, the mortgage note secured thereby.

            "SPREADSHEET" shall have the meaning as set forth in Section 2.9.1(e)(xiii).

            "STATE" shall mean the State or Commonwealth in which the Property or any part thereof is located.

            "SUPPLEMENTAL CASH COLLATERAL" shall have the meaning set forth in the Cash Collateral Agreement.

            "SUPPLEMENTAL CASH COLLATERAL ACCOUNT" shall have the meaning set forth in the Cash Collateral Agreement.

            "SUPPLEMENTAL LOAN" shall mean the loan being made by Lenders to Borrower with respect to the Property that is the subject of this Agreement.

            "SUPPLEMENTAL LOAN ASSIGNMENT OF LEASES" shall mean that certain second priority Assignment of Leases and Rents, dated the date hereof, from Borrower, as assignor, to Agent, as assignee, as amended and/or restated from time to time, in conjunction with the filing the consolidated Supplemental Loan Mortgage.

            "SUPPLEMENTAL LOAN COSTS" shall mean those Building Loan Costs set forth in the Loan Budget which are to be funded out of Loan Proceeds in excess of $145,000,000 for Hard Costs and $55,000,000 for Soft Costs.

            "SUPPLEMENTAL LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Supplemental Loan Note, the Supplemental Loan Mortgage, the Supplemental Loan Assignment of Leases, the Assignment of Contracts, the Environmental Indemnity, the Loan Fee Letter, the Requisition Authorization Statement, the Funding Statement, the Agreement Regarding Instructions by Telephone or Facsimile, the Guaranty of Completion, the Guaranty of Carrying Costs, each Guaranty of Limited Recourse Obligations, the Assignment of Interest Rate Protection Agreement when executed and delivered pursuant to the Building Loan Agreement, the

Assignment of Negotiable Certificates, the Intercreditor and Subordination Agreement, the Cash Collateral Agreement, as well as all other documents now or hereafter executed and/or delivered with respect to the Supplemental Loan.

            "SUPPLEMENTAL LOAN MORTGAGE" shall mean a series of amended, restated and consolidated mortgages (which shall have amended, restated and consolidated the Spread Mortgages), together constituting a second priority consolidated, amended and restated mortgage, assignment of leases and rents and security agreement, executed and delivered by Borrower, as mortgagor, to Agent, as mortgagee, as security for the Supplemental Loan and encumbering the Property.

            "SUPPLEMENTAL LOAN NOTE" shall have the meaning as set forth in
Section 2.1.3.

            "SURVEY" shall mean a survey of the Property prepared by a surveyor licensed in the State and satisfactory to Agent and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Agent.

            "TITLE COMPANY" shall mean, collectively, the title insurance companies listed on SCHEDULE XXX to the Building Loan Agreement, which are insuring the Liens of the Mortgage.

            "TITLE INSURANCE POLICY" shall mean the ALTA mortgagee title insurance policies issued by Commonwealth Land Title Insurance Company and pursuant to "Me-Too" Endorsements the other Title Companies in the form (acceptable to Agent) issued with respect to the Property and insuring the Lien of the Supplemental Loan Mortgage.

            "TOTAL DEBT" shall mean, collectively, the Debt and Other Debt.

            "TRANSFER" shall have the meaning as set forth in the Supplemental Loan Mortgage.

            "TREASURY RATE" shall mean, as of the time in question, the yield, calculated by linear interpolation rounded to the nearest one-thousandth of one percent (i.e., 0.001%) of the yields of noncallable United States Treasury obligations with terms of ten (10) years from such date of determination, as determined by Agent on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Agent.

            "VORNADO" shall mean Vornado Realty L.P., a Delaware limited partnership, together with its successors and assigns.

            SECTION 1.2 PRINCIPLES OF CONSTRUCTION.

            All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any Loan Document shall be deemed to include references to such documents as the same may hereafter be amended, modified, supplemented, extended, replaced and/or restated from time to time (and, in the case of any note or other instrument, to any instrument issued in substitution therefor). Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

            II. THE LOAN

            SECTION 2.1 THE LOAN AND ADVANCES.

            2.1.1 AGREEMENT TO LEND AND BORROW. (a) Subject to and upon the terms and conditions set forth herein, Lenders severally and not jointly agree to make Advances of the Supplemental Loan to Borrower from time to time, in accordance with the provisions hereof, during the period from the date hereof to the Maturity Date, and Borrower shall accept the Advances of the Supplemental Loan from Lenders, in an aggregate principal amount of up to TWO HUNDRED FIFTEEN MILLION THREE HUNDRED SIXTEEN THOUSAND EIGHT HUNDRED EIGHTEEN AND NO/100 DOLLARS ($215,316,818).

            (b) No Lender is obligated to fund amounts in excess of its Ratable Share of the Supplemental Loan Amount as set forth on SCHEDULE I, but if the Supplemental Loan Amount is increased or Agent makes funds available in excess of the total Supplemental Loan Amount, each Lender shall have the right to elect at its own discretion whether to provide funds to Agent to fund amounts in excess of the Supplemental Loan Amount. If and to the extent any Lender shall fund amounts in excess of the Supplemental Loan Amount for any purpose, such Lender's Ratable Share of the Supplemental Loan shall be adjusted from time to time based on the total amounts advanced by all of Lenders from time to time in respect of the Supplemental Loan.

            2.1.2 NO REBORROWINGS. Any amount borrowed and repaid hereunder in respect of the Supplemental Loan may not be reborrowed.

            2.1.3 THE NOTE. The Supplemental Loan shall be evidenced by one or more consolidated, amended and restated supplemental loan notes, made by Borrower to each Lender in the respective principal amounts of the related Lender's Ratable Share of the Supplemental Loan, and all of which notes shall collectively be in the aggregate principal amount of TWO HUNDRED FIFTEEN MILLION THREE HUNDRED SIXTEEN THOUSAND EIGHT HUNDRED EIGHTEEN AND NO/100 DOLLARS ($215,316,818) (collectively, as the same may be amended, supplemented, restated, increased, extended and consolidated, substituted or replaced from time to time, the "SUPPLEMENTAL LOAN NOTE") and shall be repaid in accordance with the terms of this Agreement and the Supplemental Loan Note.

            2.1.4 USE OF PROCEEDS. The proceeds of the Supplemental Loan shall be used to acquire by assignment the Spread Mortgages and the Spread Mortgage Notes when the same are spread to encumber the Property, which Spread Mortgages and Spread Mortgage Notes shall be amended and restated to be on the terms set forth in the Supplemental Loan Mortgage and the Supplemental Loan Note, all in accordance with and subject to the terms of this Agreement. The consideration to be paid to Borrower to permit the spreading of such Spread Mortgages to the Property shall be deposited in the Collateral Account as hereinafter provided and disbursed in accordance with the terms of the Cash Collateral Agreement to pay or reimburse Borrower for Supplemental Loan Costs actually incurred in connection with the construction of the Improvement if and to the extent that such Supplemental Loan Costs are reflected in the Building Loan Budget, subject to reallocation pursuant to Sections 2.1.7 and 4.2.13 of the Building Loan Agreement (or other reallocations approved by Agent in its sole discretion).

            2.1.5 LOAN TERM AND EXTENSION OPTIONS. (a) The term of the Supplemental Loan shall commence on the Closing Date and shall end on January 3, 2006, unless extended as hereinafter provided.

            (b) Borrower shall have an option to extend the term of the Building Loan, the Supplemental Loan and the Project Loan until the First Extended Maturity Date, subject to satisfaction of the conditions set forth in Section 2.1.5(b) of the Building Loan Agreement

            (c) In addition, provided that Borrower shall have previously exercised its option to extend the term of the Loan for the First Extension Period, Borrower shall have a further option to extend the term of the Loan as previously extended, until the Second Extended Maturity Date, subject to satisfaction of the conditions set forth in Section 2.1.5(c) of the Building Loan Agreement.

            2.1.6 INTENTIONALLY OMITTED.

            2.1.7 INTENTIONALLY OMITTED.

            2.1.8 ADVANCES. Lenders shall not be required to disburse proceeds of the Supplemental Loan to acquire a Spread Mortgage and accompanying Spread Mortgage Note for any more than the amount of the outstanding principal balance of such Spread Mortgage provided that such amount shall not exceed by more than $10,000,000 the amount that Borrower has requisitioned for and is entitled to as a disbursement of Supplemental Cash Collateral from the consideration being paid to Borrower in connection with the spreading of such Spread Mortgage to the Property. No Lender is obligated to fund amounts in excess of its Ratable Share of the Supplemental Loan Amount, but if the Supplemental Loan Amount is increased or Agent makes funds available in excess of the total Supplemental Loan Amount, each Lender shall have the right to elect at its own discretion whether to provide funds to Agent to fund amounts in excess of the Supplemental Loan Amount. If and to the extent any Lender shall fund amounts in excess of the Supplemental Loan Amount for any purpose, such Lender's Ratable Share of the Supplemental Loan shall be adjusted from time to time based on the total amounts advanced by all of Lenders from time to time in respect of the Supplemental Loan.

            2.1.9 INTENTIONALLY OMITTED.

            2.1.10 INTENTIONALLY OMITTED.

            2.1.11 INTENTIONALLY OMITTED.

            2.1.12 INTENTIONALLY OMITTED.

            2.1.13 REQUIRED EQUITY. (a) All Required Equity shall be contributed (i.e., expended by Borrower and invested in the Property for Building Loan Costs and Project Loan Costs or any other approved cost in connection with the construction of the Improvements), the Building Loan shall be fully funded and all Supplemental Cash Collateral shall be disbursed before any Advances of the Supplemental Loan shall be made. Notwithstanding the foregoing, in the event that (a) the amounts set forth in the Building Loan Budget for Soft Costs that are to be funded out of the Building Loan shall have been fully funded prior to the disbursement in full of the Building Loan, one or more Advances of the Supplemental Loan may be made to acquire Spread Mortgage(s) and Spread Mortgage Note(s) in amounts necessary so as to provide Borrower with Cash Collateral Funds (from the consideration paid to Borrower in connection with the spreading thereof) sufficient to pay for Soft Costs incurred by Borrower through the date of the Draw Request for such Advance plus $10,000,000 or (b) the amounts set forth in the Building Loan Budget for Hard Costs that are to be funded out of the Building Loan shall have been fully funded prior to the disbursement in full of the Building Loan, one or more Advances of the Supplemental Loan may be made to acquire Spread Mortgage(s) and Spread Mortgage Note(s) in amounts necessary so as to provide Borrower with Cash Collateral Funds (from the consideration paid to Borrower in connection with the spreading thereof) sufficient to pay for Hard Costs incurred by Borrower through the date of the Draw Request for such Advance plus $10,000,000 provided that all of the other conditions to an Advance of the Supplemental Loan shall have been satisfied. Notwithstanding the foregoing, the aforesaid $10,000,000 limit shall be the aggregate limit applicable to concurrent advances of the Supplemental Loan and the Project Loan.

            (b) The parties acknowledge that the respective amounts of the Supplemental Loan and the Project Loan may require reallocation after Borrower has contributed its Required Equity depending upon the amount of Required Equity in fact used to pay for Project Loan Costs versus Building Loan Costs. The parties agree to enter into such amendments to this Agreement, the Project Loan Agreement and the other Loan Documents as may be reasonably required to reallocate the respective amounts of the Supplemental Loan and the Project Loan, it being understood that the amount of the Supplemental Loan together with the amount of the Project Loan shall in no event exceed $290,000,000 and it being intended that the amount of the Supplemental Loan shall equal $290,000,000 less the amount of Project Loan Costs to be funded out of Project Cash Collateral (as defined in the Cash Collateral Agreement) rather than Required Equity.

            SECTION 2.2 INTEREST RATE.

            2.2.1 INTEREST.

            (a) Applicable Interest Rate. The outstanding principal amount of the Supplemental Loan shall bear interest, as provided below, at the Applicable Interest Rate from time to time in effect based upon the LIBO Adjusted Rate or the Base Rate, as Borrower may select as provided below, and Borrower may convert any portion of the principal amount of the Supplemental Loan from one type to another as provided herein; provided, that the portion of the principal amount of the Supplemental Loan converted as aforesaid shall not be less than the minimum amount set forth in Section 2.2.2.

            (b) Computation of Interest and Fees. All interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed to the relevant Payment Date, including the first day and excluding the last day (i.e., the relevant Payment Date) and shall be payable in arrears on the first Business Day of the calendar month immediately following the Closing Date and, thereafter, monthly on the first Business Day of each calendar month during the term of the Loan. If a LIBOR Loan or a Base Rate Loan is repaid on the same day on which it is made one (1) day's interest shall be paid on such Loan as well as any amounts payable pursuant to Section 2.2.7. Any change in the Prime Rate or the Federal Funds Rate shall be effective as of the day on which such change in rate occurs. Each determination of an interest rate by Agent pursuant to any provision of this Agreement shall be conclusive and binding on Borrower in the absence of manifest error. Notwithstanding the foregoing, interest payable at the Default Rate following an Event of Default shall be payable from time to time on demand of Agent and in any event, upon the payment or prepayment of any principal of any portion of the Loan, accrued, unpaid interest on the principal amount so paid or prepaid shall be due and payable.

            (c) Conversion and Continuation Options.

            (i) Base Rate Loan to LIBOR Loan. Subject to the provisions of
      Section 2.2.2, Borrower may elect pursuant to a Rate Request to convert all or any portion of the outstanding Base Rate Loan to LIBOR Loans provided that no Loan may be converted to a LIBOR Loan: (i) when any Event of Default has occurred under any of the Loan Documents and is continuing and Agent has determined that such a conversion is not appropriate; or
      (ii) after the date which is one month prior to the Maturity Date.

            (ii) LIBOR Loan to Base Rate Loan. Borrower may elect pursuant to a Rate Request to convert all or any portion of the outstanding LIBOR Loans upon the expiration date of its then current Interest Period to a Base Rate Loan.

            (iii) LIBOR Loan to LIBOR Loan. Subject to the provisions of Section 2.2.2, any LIBOR Loan may be continued upon the expiration date of its then current Interest Period by Borrower pursuant to a Rate Request, provided that no LIBOR Loan may be continued: (i) when any Event of Default has occurred and is continuing and Agent has determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Maturity Date. If Borrower fails to submit a Rate Request to Agent in accordance with the provisions of this paragraph, the outstanding LIBOR Loan shall automatically be continued as a one month LIBOR Loan unless the remaining term of the Loan is less than one month in which case the outstanding LIBOR Loan shall automatically be continued as a Bate Rate Loan.

            2.2.2 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF INTEREST PERIODS. All borrowings, conversions and continuations of the Loan and all selections of Interest Periods, except for borrowings for interest on the Loan and/or fees and expenses of Agent and Lenders, shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of each LIBOR Loan shall be at least equal to $1,000,000. No more than six (6) LIBOR Loan Interest Periods and one (1) Base Rate Loan in the aggregate may be outstanding at any time under this Agreement, the Building Loan Agreement and the Project Loan Agreement and the Note.

            2.2.3 CERTAIN NOTICES. Notices by Borrower to Agent of borrowings hereunder, optional prepayments of the Supplemental Loan, selection of the duration of Interest Periods, and conversion to or continuation of a LIBOR Loan or a Base Rate Loan shall be irrevocable and shall be effective only if received by Agent in writing or telephonically not later than 11:00 a.m. New York time (and if telephonically, also confirmed in writing by 5:00 p.m. New York time) on the number of Business Days prior to the date of the relevant occurrence specified below:


Notice                                            Prior Notice Requirements
------                                            -------------------------
Borrowing (including initial selection of Base          3 London
   Rate Loan/LIBOR Loan/Cost of Funds Rate              Business Days
   Loan/Interest Period for each borrowing)             for LIBOR Loan

                                                        1 Business Day for Base
                                                        Rate Loan (and, with
                                                        respect to the Initial
                                                        Advance only, if a LIBOR
                                                        Loan)

Optional Prepayment                                     5 Business Days

Selection of duration of Interest Period                3 London
                                                        Business Days

Conversion to LIBOR Loan or Base Rate Loan              3 London
   or continuation as LIBOR Loan                        Business Days

Each notice of optional prepayment shall specify the amount of the Building Loan to be prepaid, the date of prepayment (which shall be a Business Day) and such other details as Agent may reasonably request. Notwithstanding the foregoing or anything else to the contrary contained herein, Agent and Lenders shall have the right to apply any prepayment of the Loan, regardless of how specified by Borrower, in such order and priority as between the Building Loan, the Supplemental Loan and the Project Loan as Agent shall designate in its sole discretion. Borrower hereby acknowledges that it is Agent's and Lenders' expectation that prepayments shall be applied first in payment of the Project Loan, then in payment of the Supplemental Loan and, lastly, in payment of the Building Loan.

            2.2.4 ADDITIONAL COSTS. (a) If interest is based on a LIBO Adjusted Rate, Borrower shall pay to Agent from time to time, within ten (10) days after demand therefor by Agent, such amounts as each Lender may reasonably determine to be sufficient to compensate such Lender for any costs that such Lender reasonably determines are attributable to its making or maintaining of any portion of the Loan as a LIBOR Loan or its obligation to make any portion of the Loan as a LIBOR Loan hereunder, or any reduction in any amount receivable by such

Lender hereunder in respect of a LIBOR Loan or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), in each case resulting from and limited to the amounts necessary to compensate each Lender for any Regulatory Change (I) which affects similarly situated banks or financial institutions generally and is not applicable to such Lender primarily by reason of such Lender's particular conduct or condition and
(II) which:

            (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Note (other than Excluded Taxes); or

            (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the LIBO Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any such deposits referred to in the definition of "LIBO Rate"), or any commitment of such Lender (including, without limitation, the commitment of such Lender hereunder); or

            (iii) imposes any other condition affecting this Agreement or the Supplemental Loan Note (or any of such extensions of credit or liabilities referred to in subdivision (ii) above).

Notwithstanding anything to the contrary contained in this Section 2.2.4, Additional Costs may be imposed on Borrower by Agent on behalf of each Lender only if such Additional Costs are generally being imposed by such Lender on similarly situated borrowers (as reasonably determined by such Lender).

            (b) Without limiting the effect of the provisions of clause (a) of this Section 2.2.4 (but without duplication), in the event that, by reason of any Regulatory Change which affects similarly situated banks or financial institutions generally and is not applicable to a Lender primarily by reason of such Lender's particular conduct or condition, any Lender incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the LIBO Rate is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes the portion of the Supplemental Loan evidenced by such Lender's Note, then, if such Lender so elects by notice to Agent and Borrower, the obligation of such Lender to make or continue such portion of the Supplemental Loan based on the LIBO Adjusted Rate hereunder shall be suspended effective on the last day of the then current Interest Period, until such Regulatory Change ceases to be in effect and the portion of the Supplemental Loan evidenced by such Lender's Supplemental Loan Note shall, during such suspension, bear interest at the Base Rate plus the Base Rate Margin.

            (c) Without limiting the effect of the foregoing provisions of this
Section 2.2.4 (but without duplication), Borrower shall pay to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it reasonably determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company of such Lender), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any Governmental Authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law) applying to a class of banks including such Lender, hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R.
Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the office of the Comptroller of the Currency (12 C.F.R.
Part 3, Appendix A)), of capital in respect of the commitment to lend or the Ratable Share of the Supplemental Loan of such Lender (such compensation to include, without limitation, an amount equal to the reduction of the rate of return on capital of such Lender (or any Applicable Lending Office or such bank holding company of such Lender) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company of such Lender) would have achieved but for such increase in capital due to such law, regulation, interpretation, directive or request), after taking into consideration such Lender's policies and practices and the policies and practices of such Lender's holding company with respect to capital adequacy. For purposes of this Section 2.2.4(c), "BASLE ACCORD" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

            (d) Each Lender shall notify Agent and Borrower of any event occurring after the date of this Agreement entitling Lender to compensation under clause (a) or (c) of this Section 2.2.4 as promptly as practicable, and shall designate a different Applicable Lending Office for the Loan if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable opinion of such Lender, be materially disadvantageous to such Lender. Such Lender shall furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under clause (a) or (c) of this Section 2.2.4. Determinations and allocations by each Lender for purposes of this Section 2.2.4 of the effect of any Regulatory Change pursuant to subsection (a) or (b) of this Section 2.2.4, or of the effect of capital maintained pursuant to subsection (c) of this
Section 2.2.4, on its costs or rate of return of maintaining its Ratable Share of the Supplemental Loan or its obligation to make such Supplemental Loan, or on amounts receivable by it in respect of the Supplemental Loan, and of the amounts required to compensate each Lender under this Section 2.2.4, shall constitute prima facie evidence thereof. Each Lender shall confirm to Borrower at the time it makes any claim under this Section 2.2.4 that the methods of determination and allocation used by it in determining the amount of such claim are reasonably consistent with such Lender's treatment of customers similar to Borrower (as reasonably determined by such Lender). In the event any Lender makes a request for compensation under subsection (a) or (c) of this Section 2.2.4, Borrower shall, upon payment of the amount of compensation so requested, have the right to prepay the Loan in full, without penalty or premium but subject to payment of all amounts due and payable pursuant to Section 2.2.7, on the last day of any then current Interest Period with respect to which such compensation has been requested. Borrower shall not be required to compensate a Lender pursuant to this Section 2.2.4 for any additional costs incurred more than 90 days prior to the date that such Lender knew of the changes giving rise to such increased costs and of such Lender's intention to claim compensation therefor under this Section.

            2.2.5 LIBO RATE. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Adjusted Rate for any Interest Period,

            (a) any Lender reasonably determines that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Rate" are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any LIBOR Loan as provided herein; or

            (b) any Lender reasonably determines that by reason of circumstances affecting the London interbank market the relevant rates of interest referred to in the definition of "LIBO Rate" upon the basis of which the rate of interest for the LIBOR Loan for such Interest Period is to be determined are not likely adequately to cover the cost to such Lender of making or maintaining a LIBOR Loan for such Interest Period;

then such Lender shall give Borrower and Agent prompt notice thereof and, so long as such condition remains in effect, such Lender shall be under no obligation to make its Ratable Share of any such LIBOR Loan but shall remain obligated to make its Ratable Share of a Base Rate Loan for a corresponding amount, or if any portion of the Loan is already outstanding as a LIBOR Loan, such portion shall, commencing immediately after the end of the then current Interest Period, bear interest at the Base Rate plus the Base Rate Margin. Each such Lender shall promptly notify Borrower and Agent upon the cessation of any facts and circumstances which resulted in suspension under this Section 2.2.5, whereupon Borrower's right to cause the Supplemental Loan or any portion thereof to be a LIBOR Loan shall be reinstated.

            2.2.6 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain its Ratable Share of the Supplemental Loan, then such Lender shall promptly notify Borrower and Agent thereof and such Lender's obligation to make its Ratable Share of the Supplemental Loan shall be suspended (provided that, if requested by Borrower, such Lender's Ratable Share of the Supplemental Loan shall automatically be converted to a Base Rate Loan if doing so would enable such Lender to lawfully honor its obligation to make or maintain its Ratable Share of the Supplemental Loan) until such time as such Lender may again make its Ratable Share of the Supplemental Loan and Borrower shall, if required by applicable law, upon the request of such Lender, prepay a portion of the Supplemental Loan equal to the Ratable Share of such Lender together with accrued interest thereon, but without compensation to such Lender pursuant to Section 2.2.7. Notwithstanding the foregoing, such Lender shall, as promptly as practicable, designate a different Applicable Lending Office for the Loan if doing so would enable it to lawfully honor its obligation to make or maintain its Ratable Share of the Loan.

            2.2.7 BREAKAGE COSTS. (a) Borrower agrees to compensate each Lender for any loss, cost or expense incurred by it as a result of (a) a default by Borrower in making a borrowing of, conversion into or continuation of a LIBOR Loan after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) a default by

Borrower in making any prepayment of a LIBOR Loan after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment (mandatory or optional) of a LIBOR Loan for any reason (including, without limitation, the acceleration of the maturity of the Loan pursuant to Section 9.1, the payment of Contingent Amortization pursuant to
Section 4.1.11 of the Building Loan Agreement or a prepayment of the Loan in connection with a release of a Residential Unit pursuant to Section 4.1.37 of the Building Loan Agreement), other than a prepayment of the Loan pursuant to
Section 2.2.6, on a day that is not the last day of an Interest Period with respect thereto.

            (b) Each such Lender will furnish to Borrower a certificate setting forth the basis and amount of each request by Lender for compensation under this
Section 2.2.7, which certificate shall provide reasonable detail as to the calculation of such loss, cost or expense. Such certificate shall constitute prima facie evidence of the amount of such loss, cost or expense, which shall be calculated by such Lender on a reasonable and customary basis, consistent with the basis on which such calculations are then being made by similarly situated banks or financial institutions generally.

            2.2.8 WITHHOLDING TAXES. Borrower agrees to pay to each Lender such additional amounts as are necessary in order that the net payment of any amount due hereunder or under any of the other Supplemental Loan Documents to such Lender, after deduction for or withholding of any present or future tax imposed by the United States (subject, in either case, to the provisions of this Section 2.2.8), excluding Excluded Taxes of such Lender, will be the amount that would be required to be paid hereunder or thereunder in the absence of such deduction or withholding. Each Lender shall provide Borrower with a form prescribed by the United States Internal Revenue Service (currently, Form W-8ECI or Form W-8BEN) certifying such Lender's exemption from United States withholding taxes with respect to all payments to be made to such Lender under this Agreement and any other Supplemental Loan Document at the date of such certificate, and if any Lender fails to provide Borrower with the prescribed form referred to in the preceding sentence, indicating that such payments are not subject to United States withholding tax or are subject to such tax at a rate reduced to zero by an applicable tax treaty, Borrower may withhold taxes from payments to or for the account of such Lender at the applicable statutory rate and shall not be obligated to pay any additional amounts described in the first sentence of this
Section in respect of the Supplemental Loan; provided, that this sentence shall be inapplicable to such Lender in the event that such Lender is not able to make the certification set forth in such prescribed form as a result of a change in United States federal income tax law, regulation or judicial or administrative interpretation occurring after the date hereof, or of an amendment, modification or revocation of an applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case, occurring after the date hereof. In the event that Borrower is obligated to pay any additional amounts described in the first sentence of this section in respect of the Supplemental Loan, Lender shall make commercially reasonable efforts to change the jurisdiction of its Applicable Lending Office if, in the reasonable judgment of such Lender, doing so would eliminate or reduce Borrower's obligation to pay such additional amounts and would not be disadvantageous to such Lender.

            SECTION 2.3 USURY SAVINGS.

            2.3.1 USURY SAVINGS. This Agreement and the other Supplemental Loan Documents are subject to the express condition that at no time shall Borrower be required to pay interest on the principal balance of the Supplemental Loan at a rate which could subject Lenders to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the other Supplemental Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Agent or Lenders for the use, forbearance, or detention of the sums due under the Supplemental Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Supplemental Loan until payment in full so that the rate or amount of interest on account of the Supplemental Loan does not exceed the Maximum Legal Rate from time to time in effect and applicable to the Supplemental Loan for so long as the Supplemental Loan is outstanding.

            SECTION 2.4 LOAN PAYMENTS.

            2.4.1 PAYMENT BEFORE MATURITY DATE. Borrower shall make a payment to Agent of interest only at the Interest Rate on each Payment Date during the term of the Supplemental Loan; each payment to be calculated in the manner set forth in Section 2.2.1. In addition, if the term of the Loan is extended in accordance with the provisions hereof, then upon the occurrence of any Contingent Amortization Trigger Event, Borrower shall make payments of Contingent Amortization as required pursuant to Section 4.1.11 of the Building Loan Agreement.

            2.4.2 PAYMENT ON MATURITY DATE. Borrower shall pay to Agent the outstanding principal balance of the Supplemental Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Supplemental Loan Note, the Supplemental Loan Mortgage and the other Supplemental Loan Documents on the Maturity Date.

            2.4.3 LATE PAYMENT PREMIUM. If any principal, interest or any other sum due under the Supplemental Loan Documents is not paid by Borrower within five (5) days of the date on which it is due (other than the principal payment due on the Maturity Date), Borrower shall pay to Agent upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Agent in handling and processing such delinquent payment and to compensate Lenders for the loss of the use of such delinquent payment. Any such amount shall be secured by the Supplemental Loan Mortgage and the other Supplemental Loan Documents.

            2.4.4 INTEREST RATE AND PAYMENT AFTER DEFAULT. In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal balance of the Supplemental Loan shall accrue interest at the Default Rate, calculated from the date that such Event of Default occurred, except that for a payment default, the Default Rate shall accrue from the original due date of such payment.

            2.4.5 METHOD AND PLACE OF PAYMENT. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Supplemental Loan Note shall be made to Agent not later than 1:00 p.m., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Agent's office, and any funds received by Agent after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

           (b) Whenever any payment to be made hereunder or under any other Supplemental Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be the next preceding Business Day.

            SECTION 2.5 PREPAYMENT.

            2.5.1 VOLUNTARY PREPAYMENTS. (a) Borrower may prepay the Supplemental Loan, in whole or in part, without premium or penalty, provided that Borrower gives to Agent not less than five (5) Business Days prior notice, which notice shall be irrevocable and shall specify: (i) the date and amount of the prepayment; (ii) whether the prepayment is of LIBOR Loans, Base Rate Loan or a combination thereof, and, if a combination thereof, the amount allocable to each; and (iii) in the case of prepayment of LIBOR Loans the expiration date of the applicable LIBOR Loan. Prepayment of all or any portion of the Loan may be made in accordance with this paragraph provided that: (i) the principal amount prepaid is not less than $1,000,000.00 and is in increments of $100,000.00 except for prepayments being made in connection with the sale of a Residential Unit in accordance with Section 4.1.37(i) of the Building Loan Agreement; (ii) all accrued and unpaid interest to and including the date of such prepayment on the amount being prepaid is then paid; (iii) any amounts payable pursuant to Sections 2.2.7 and 2.4.3 are then paid; (iv) any sums payable by Borrower to the Counterparty in connection with the early termination or partial termination of the Interest Rate Protection Agreement are then paid; and (v) all fees and expenses incurred by Agent in connection with the Loan and/or with the prepayment are then paid to the extent payable to Agent in accordance with the terms hereof.

            (b) In each instance of prepayment permitted under this Section 2.5.1, Borrower shall be required to pay all other sums due and payable hereunder (including under Section 2.2.7), and no principal amount repaid may be reborrowed.

            (c) Notwithstanding Section 2.5.1(a) but subject to Section 2.5.1(b), proceeds from the sale of Residential Units shall be applied in reduction of the principal amount of the Loan in accordance with Section 4.1.37(i) of the Building Loan Agreement.

            (d) Except as otherwise expressly permitted herein, the principal balance of the Supplemental Loan may not be prepaid in whole or in part.

            2.5.2 MANDATORY PREPAYMENTS. (a) On each date on which Agent actually receives a distribution of Net Proceeds and if Agent is not required to make such Net Proceeds available to Borrower for the Restoration of the Property pursuant to Section 5.3 of the Building Loan Agreement, Agent may, in its sole and absolute discretion, elect to either make the Net Proceeds available for Restoration pursuant to Section 5.3 of the Building Loan Agreement or use the Net Proceeds to prepay the outstanding principal balance of the Building Loan Note, the Supplemental Loan Note and/or the Project Loan Note, as determined by Agent, in an amount equal to one hundred percent (100%) of such Net Proceeds, with any excess payable to Borrower.

            (b) In addition, if the term of the Loan is extended, upon the occurrence of any Contingent Amortization Trigger Event, Borrower shall prepay without premium or penalty the amount of Contingent Amortization as required pursuant to Section 4.1.11 of the Building Loan Agreement.

            (c) In each instance of prepayment under this Section 2.5.2, Borrower shall be required to pay all other sums due hereunder (including under Section 2.2.7), and no principal amount repaid may be reborrowed.

            2.5.3 MISCELLANEOUS. The making of an Advance by Agent and/or Lenders shall not constitute Agent's and/or Lenders' approval or acceptance of the construction theretofore completed. Agent's inspection and approval of the Plans and Specifications, the construction of the Improvements, or the workmanship and materials used therein, shall impose no liability of any kind on Agent or Lenders, the sole obligation of Agent and Lenders as the result of such inspection and approval being to make the Advances if and to the extent, required by this Agreement.

            SECTION 2.6 PAYMENTS NOT CONDITIONAL.

            2.6.1 PAYMENTS NOT CONDITIONAL. All payments required to be made by Borrower hereunder or under the Supplemental Loan Note or the other Supplemental Loan Documents shall be made irrespective of, and without deduction for, any setoff, claim or counterclaim and shall be made irrespective of any defense thereto.

            SECTION 2.7 CONDITIONS PRECEDENT.

            2.7.1 CONDITIONS PRECEDENT. Agent shall not be obligated to make any disbursement of the Supplemental Loan unless Agent is reasonably satisfied that the conditions precedent to the making of such disbursement, as set forth in this Agreement, have been satisfied by Borrower.

            SECTION 2.8 INTENTIONALLY OMITTED.

            SECTION 2.9 CONDITIONS PRECEDENT TO DISBURSEMENT OF SUPPLEMENTAL LOAN PROCEEDS.

            2.9.1 CONDITIONS OF ADVANCES. Agent and Lenders shall not be obligated to make an Advance of the Supplemental Loan unless and until all of the conditions precedent set forth in this Section 2.9.1 with respect to each such Advance shall have been satisfied:

            (a) Payment of Fees and Delivery of Loan Fee Letter. Payment by Borrower of all fees and expenses required by this Agreement, to the extent due and payable, including, without limitation, Agent's reasonable attorneys' fees and expenses in connection with such

Advance, all origination fees, and brokerage commissions and delivery to Agent of an original counterpart of the Loan Fee Letter, duly executed by Borrower.

            (b) Assignment of Spread Mortgage Documents.

            (i) With respect to the Spread Mortgage being acquired by Agent with the proceeds of such Advance, Agent shall have received the originals of such Spread Mortgage and the Spread Mortgage Note and the same shall be reasonably satisfactory to Agent;

            (ii) Agent shall have received a duly executed assignment of the Spread Mortgage assigning the same to Agent for the ratable benefit of Lenders, in proper form for recording and otherwise in form and substance reasonably satisfactory to Agent, together with a duly executed Section 275 Affidavit with respect thereto in form and substance reasonably satisfactory to Agent; and

            (iii) Agent shall have received a duly executed allonge to the Spread Mortgage Note secured by such Spread Mortgage Note endorsing such Spread Mortgage Note to the order of Agent (for the ratable benefit of Lenders) in form and substance reasonably satisfactory to Agent.

            (c) Supplemental Loan Documents.

            (i) Borrower shall have executed and delivered the Supplemental Loan Note amending and restating the Spread Mortgage Note being assigned in connection with such Advance which shall be substantially in the form of the Building Loan Note with such changes as shall be reasonably required by Agent to reflect that the Supplemental Loan Note evidences the Supplemental Loan rather than the Building Loan;

            (ii) Borrower shall have executed and delivered the Supplemental Loan Mortgage amending and restating the Spread Mortgage being assigned in connection with such Advance which shall be substantially in the form of the Building Loan Mortgage with such reasonable changes as may be required by Agent or the Title Company to reflect that the Supplemental Loan Mortgage secures the Supplemental Loan rather than the Building Loan, together with a duly executed Section 255 Affidavit (in duplicate) with respect thereto in form and substance reasonably satisfactory to Agent;

            (iii) Borrower shall have executed and delivered the Supplemental Loan Assignment of Leases for the amount of the Spread Mortgage being assigned in connection with such Advance, which shall be substantially in the form of the Building Loan Assignment of Leases with such reasonable changes as may be required by Agent or the Title Company to reflect that the Supplemental Loan Assignment of Lease secures the Supplemental Loan rather than the Building Loan, together with a duly executed Section 255 Affidavit (in duplicate) with respect thereto in form and substance reasonably satisfactory to Agent;

            (iv) UCC-1 Financing Statements for the Supplemental Loan for filing in New York County and with the Delaware Secretary of State naming each Borrower as debtor in favor of Agent (for the ratable benefit of Lenders) as secured party, which shall be substantially in the form of the UCC-1 Financing Statements delivered by Borrower in connection with the Initial Advance of the Building Loan with such reasonable changes as may be required by Agent;

            (v) Unless Borrower shall have previously executed and delivered the Cash Collateral Agreement pursuant to the Project Loan Agreement, Borrower shall have executed and delivered to Agent the Cash Collateral Agreement; and

            (vi) Such other documents and certificates as Agent may reasonably require.

            (d) Borrower's Requisition. Borrower shall have submitted a Draw Request for such Advance and for a disbursement of Supplemental Cash Collateral under (and as defined in) the Cash Collateral Agreement and the amount of such requested Advance shall not exceed the amount of such requested disbursement and any Funds then being held in the Supplemental Cash Collateral Account under the Cash Collateral Agreement by more than $10,000,000; and all of the conditions precedent to Agent's making such disbursement under the Collateral Account shall have been satisfied (assuming for such purposes only that the requested Advance is being made).

            (e) Draw Request. Borrower shall submit a Draw Request in accordance with Section 2.10.1 of this Agreement.

            (f) Title Insurance Policy. With respect to the initial Advance of Supplemental Loan proceeds, Borrower shall cause to be delivered to Agent a paid Title Insurance Policy or report in all respects reasonably satisfactory to Agent and its counsel, including a datedown endorsement to the Title Insurance Policy in the form attached to the Building Loan Agreement as SCHEDULE XXI, dated the date of such requested Advance and showing the Supplemental Loan Mortgage as a prior and paramount lien on the Property, subject only to (i) the Permitted Encumbrances and the lien of any other Supplemental Loan Documents,
(ii) the lien of the Building Loan Mortgage, (iii) the lien of the Project Loan Mortgage, which shall be shown on Schedule B-II of the Title Insurance Policy as being subordinate to the Supplemental Loan Mortgage and (iii) any other liens or encumbrances consented to in writing by Agent, along with co-insurance or reinsurance in such forms and amounts as may be required by Agent. The reinsurance agreements shall provide for direct access with the other Title Companies satisfactory to Agent. With respect to each subsequent Advance of Supplemental Loan proceeds, Agent shall have been furnished with an endorsement to the Title Insurance Policy issued to Agent and Lenders in connection with the initial Advance of the Loan, which continuation or endorsement shall state that since the last disbursement of the Loan there have been no changes in the state of title to the Property (other than Permitted Encumbrances) and that there are no additional survey exceptions not previously approved by Agent, shall datedown the effective date of such Policy and shall insure the Supplemental Loan Mortgage as the same has been consolidated with the Spread Mortgage being assigned in connection with such Advance for a consolidated amount of the requested Advance and all previous Advances of the Supplemental Loan.

            (g) Evidence of Sufficiency of Funds. Evidence reasonably satisfactory to Agent that the undisbursed proceeds of the Supplemental Loan and the Project Loan together with any Funds then being held by Agent in the Collateral Account will be sufficient to cover all Supplemental Loan Costs and all Project Loan Costs reasonably anticipated to be incurred, to satisfy the obligations of Borrower to Agent and under this Agreement.

            (h) Legal Opinions. Agent shall have received opinions in form and substance satisfactory to Agent and Agent's counsel from counsel satisfactory to Agent as to such matters, as Agent shall reasonably request in form, substance and scope satisfactory to Agent.

            (i) Judgment and Lien Searches. Agent shall have received a certification from the Title Company or other service satisfactory to Agent and Agent's counsel or from counsel satisfactory to Agent (which shall be updated from time to time at Borrower's expense upon request by Agent in connection with future Advances) that a search of the public records disclosed no judgment or tax liens affecting Borrower, Commercial Holding, Residential Holding, Alexander's or the Property, conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Property.

            (j) Administrative Fee. Borrower shall pay the monthly payment of the Administrative Fee to Agent in accordance with the Loan Fee Letter.

            (k) Performance; No Default. Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of the requested Advance, and on the date of the such Advance, there shall exist no material Default and no Event of Default.

            (l) Representations and Warranties. The representations and warranties made by Borrower and Guarantor in the Loan Documents shall have been true and correct in all respects on the date on which made and shall be true and correct in all respects on the date of such Advance.

            (m) Intentionally Omitted.

            (n) Proceedings and Documents. Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as Agent and Agent's counsel may reasonably require.

            (o) Security Documents. The Supplemental Loan Mortgage shall constitute a valid second priority lien on the Property for the full amount of the Loan advanced to and including the date of the Advance, free and clear of all liens except for Permitted Encumbrances.

            (p) Special Capped Loan Amount. No Advances shall be made if and to the extent that any requested Advance of the Supplemental Loan when added to the sum of all prior Advances of the Building Loan, the Supplemental Loan and the Project Loan exceed the Special Capped Loan Amount until the Existing Policy shall have been replaced in accordance with Section 5.1.3(b) of the Building Loan Agreement.

            (q) No Damage. The Improvements shall not have been injured or damaged by fire, explosion, accident, flood or other casualty, unless Agent shall have received insurance proceeds or Borrower is otherwise entitled to the applicable Advance of the Supplemental Loan (including, without limitation, Borrower's obligation to keep the Loan in balance under Section 2.1.11 of the Building Loan Agreement and the corresponding provisions of the Cash Collateral Agreement regarding disbursements of Cash Collateral) to effect the satisfactory restoration of the Improvements and to permit the construction of the Improvements to the stage required under the Bloomberg Lease on or prior to the relevant milestone date for such required stage of completion under the Bloomberg Lease and in any event to permit the Completion of the Base Building Work prior to the Initial Maturity Date.

            (r) Inclusionary Housing Cap. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, if Certificates of Eligibility for Zoning Bonus for not less than the total Bonus Area shall not have all been issued and the originals of the same delivered to Agent together with an assignment of each such Certificate executed in blank and undated in form reasonably satisfactory to Agent by such time as Borrower begins to pour the concrete for the Residential Component, Agent and Lenders shall have no obligation to advance any undisbursed proceeds of the Loan until such time as such Certificates of Eligibility for Zoning Bonus for not less than the total Bonus Area shall have all been issued and the originals of the same delivered to Agent together with an assignment of each such Certificate executed in blank and undated in form reasonably satisfactory to Agent.

            (s) Subsequent Building Loan Advances. In no event shall any Advance of the Supplemental Loan be made prior to the funding of the first advance of Building Loan proceeds under the Building Loan Agreement subsequent to the Initial Advance under (and as defined in) the Building Loan Agreement.

            2.9.2 INTENTIONALLY OMITTED.

            2.9.3 INTENTIONALLY OMITTED.

            2.9.4 NO RELIANCE. All conditions and requirements of this Agreement are for the sole benefit of Agent and Lenders and no other person or party (including, without limitation, the Construction Consultant, the Construction Manager, and any Trade Contractors) shall have the right to rely on the satisfaction of such conditions and requirements by Borrower. Agent shall have the right, in its sole and absolute discretion, to waive any such condition or requirement.

            SECTION 2.10 BORROWING PROCEDURES.

            2.10.1 DRAW REQUESTS. Borrower shall submit to Agent and the Construction Consultant a Draw Request (substantially in the forms attached hereto as SCHEDULES II through IX) ("BORROWER'S REQUISITION") not less than eight (8) Business Days prior to the date upon which a disbursement of the Loan is requested (the "BORROWING DATE") and no more frequently than once in each calendar month (except as otherwise expressly provided in Section 2.10.2). As part of each Draw Request, Borrower shall submit, as notice of its intention to borrow funds and as notice of its intention to obtain a disbursement of Cash Collateral under the

Cash Collateral Agreement, a Borrower's Requisition Letter in the form set forth in SCHEDULE II to the Building Loan Agreement, which shall be executed by one of the Authorized Representatives. Each Borrower's Requisition Letter shall be accompanied by: (i) a Borrower's Requisition Spreadsheet in the form attached to the Building Loan Agreement as SCHEDULE IV; (ii) a completed Application and Certificate for Payment (AIA Document G702) attached to the Building Loan Agreement as SCHEDULE VI that is executed by the Construction Manager and Architect(1); (iii) a Borrowing Certificate in the form attached to the Building Loan Agreement as SCHEDULE VIII; (iv) Payment Receipts in the form attached to the Building Loan Agreement as SCHEDULE IX from the Construction Manager and Trade Contractors, evidencing that they have been paid in full for all work performed and/or materials supplied to the date of the preceding advance, except for Retainage provided for in the Building Loan Agreement; (v) at the request of Agent, current requisitions for payment from Trade Contractors and/or any of their subcontractors allocable to the Improvements; (vi) such other information and documents as may be reasonably requested or required by Agent or the Construction Consultant with respect to the Hard Costs covered by such Draw Request; and (vii) invoices, statements or such other information and documentation as Agent shall reasonably request or require with respect to any Soft Costs covered by such Draw Request. All such requests and requisitions for payment shall have been approved by Borrower and, with respect to Hard Costs, recommended for payment by the Construction Consultant.

            2.10.2 ONE ADVANCE PER MONTH. Agent and Lenders shall have no obligation to make Advances of the Loan more often than once in each calendar month.

            2.10.3 INTENTIONALLY OMITTED.

            2.10.4 PROCEDURE OF ADVANCES. (a) Each Draw Request shall be submitted to Agent and the Construction Consultant at least eight (8) Business Days prior to the Borrowing Date for the requested Advance, and no more frequently than monthly except as otherwise provided in Section 2.10.2. Not less than three (3) London Business Days prior to the Borrowing Date, Agent shall deliver written notice to each Lender at the address specified by each Lender from time to time which notice shall include the Borrowing Date and such Lender's Ratable Share of such Advance. Agent shall include with such notice a copy of the Draw Request, to the extent not previously delivered and to the extent in Agent's possession, and Agent shall promptly deliver to each Lender all items in respect of such Advance received by Agent after the date of such notice. Lenders shall make the requested Advance on the Borrowing Date so long as all conditions to such Advance are satisfied or waived. Unless otherwise notified by Agent, each Lender may assume that all conditions to such Advance are satisfied or waived on the Borrowing Date.

            (b) Not later than 11:00 a.m. New York City time, on the Borrowing Date, each Lender shall make available for the account of Agent at its address referred to in Section 10.6, in same day funds, such Lender's ratable portion of such Advance. After Agent's receipt of such funds and upon fulfillment of the applicable conditions in Article II, Agent will make such funds available to Borrower in accordance with the terms of this Section 2.10.

--------
(1) In cases where the Architect will not sign the AIA Document G702 Form, HVB requires the Architect to provide an Architect's Certificate in the form set forth in SCHEDULE VII.

            (c) Unless Agent shall have received notice from a Lender prior to the Borrowing Date that such Lender will not make available to Agent such Lender's ratable portion of such Advance, Agent may assume that such Lender has made such portion available to Agent on the Borrowing Date in accordance with
Section 2.10.4(b), and Agent may, in reliance upon such assumption, make available to Borrower on the Borrowing Date a corresponding amount. If and to the extent that any of Lenders (the "DEFAULTING LENDER") shall not have so made such ratable portion available to Agent (individually, a "DEFICIENCY," and collectively, "DEFICIENCIES"), and Agent has advanced such amount to Borrower, such Defaulting Lender agrees to repay to Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent at the Default Rate. If such Defaulting Lender shall repay to Agent such corresponding amount, such amount (excluding interest) so repaid shall constitute such Defaulting Lender's ratable portion of the Advance. Each of the Lenders agrees that Borrower or any of the other Lenders shall have the right to proceed directly against any Defaulting Lender in respect of any right or claim arising out of the default of such Defaulting Lender hereunder. If there shall be a Deficiency in respect of any Lender, the other Lenders, or any of them, shall have the right, but not the obligation, to advance all or any part of the ratable portion of an Advance that should have been made by the Defaulting Lender, and the Defaulting Lender agrees to repay upon demand to each of the Lenders who has advanced a portion of the Deficiency the amount advanced on behalf of the Defaulting Lender, together with interest thereon at the Default Rate. If more than one Lender elects to advance a portion of the Deficiency such Lenders' advances shall be made based on the relative Ratable Shares of the Loan of each advancing Lender or as otherwise agreed to by such Lenders. In the event the Defaulting Lender fails to advance or repay the Deficiency (with interest at the Default Rate, if applicable) on or prior to the date of the next succeeding Advance, the entire interest of said Defaulting Lender in the Loan shall be subordinate to the interests of the other Lenders and all payments otherwise payable to the Defaulting Lender shall be used to advance or repay the Deficiency, as applicable, until such time such Defaulting Lender advances or repays all Deficiencies (including interest at the Default Rate, if applicable) and Borrower or Agent shall have the right to require such Defaulting Lender to assign its interest in the Loan to an Eligible Institution or other assignee satisfactory to Agent in its sole discretion (subject, nevertheless, to Section 10.24).

            (d) The failure of any Lender to pay any Deficiency shall not relieve any other Lender of its obligation, if any, hereunder to make its ratable portion of the Advance on the Borrowing Date, but no Lender shall be responsible for the failure of any Lender to make its ratable portion of the Advance to be made by such other Lender on the Borrowing Date; provided, however, that Lenders shall be obligated to fund the balance or the then current Advance (i.e., excluding the Deficiency) in the manner required hereunder. In the event the following occurs, Lenders, in the sole discretion of Agent, shall have the right to make no further Advances under the Loan: any and all Deficiencies in respect of prior Advances made more than thirty (30) days prior to the current Advance have not been funded by (A) the Defaulting Lender(s) responsible therefor or (B) one or more of the other Lenders or (C) Borrower with its own equity. In such event, the Supplemental Loan Amount shall be permanently reduced by any and all Deficiencies unless and until funded as provided in clauses (A) or (B) above or a substitute lender, reasonably acceptable to Lenders other than the Defaulting Lender(s), pays such Deficiency(ies). If pursuant to this Section, Lenders are not obligated to make an Advance,

Agent may (subject to subsection (e) below) nonetheless make a determination that Lenders shall make such Advances and all Lenders shall be bound by such determination.

            (e) Notwithstanding the foregoing, any decision by Agent to make Advances hereunder when Borrower is not entitled to receive such an Advance because an Event of Default has occurred and is continuing and any decision by Agent to refuse to make any Advance hereunder because an Event of Default has occurred and is continuing shall be a Major Decision requiring the consent of all Lenders.

            2.10.5 FUNDS ADVANCED. Each Advance shall be made by Agent by wire transfer to Borrower's Designated Account or as provided in Section 2.10.6. All proceeds of all Advances shall be used by Borrower only for the purposes for which such Advances were made. Borrower shall not commingle such funds with other funds of Borrower.

            2.10.6 DIRECT ADVANCES TO THIRD PARTIES. At Agent's option, Agent may direct Lenders to make any or all Advances directly or through the Title Company to the holder of the Spread Mortgage being assigned in connection with such Advance.

            2.10.7 INTENTIONALLY OMITTED.

            2.10.8 ADVANCES DO NOT CONSTITUTE A WAIVER. No Advance shall constitute a waiver of any of the conditions of Lenders' obligation to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any Advance have the effect of precluding Agent from thereafter declaring such inability to be an Event of Default hereunder.

            2.10.9 INTENTIONALLY OMITTED.

            2.10.10 INTENTIONALLY OMITTED.

            2.10.11 ADVANCES AND DISBURSEMENTS UNDER COMPLETION GUARANTY. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, Borrower hereby irrevocably and unconditionally authorizes Agent and Lenders to make any disbursements of proceeds of the Loan or of any Funds held by Agent to Vornado in accordance with the Guaranty of Completion.

            III. REPRESENTATIONS AND WARRANTIES

            SECTION 3.1 BORROWER REPRESENTATIONS.

            Borrower represents and warrants that:

            3.1.1 ORGANIZATION. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.2 PROCEEDINGS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.3 NO CONFLICTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.4 LITIGATION. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.5 GOVERNMENTAL ORDERS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.6 CONSENTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.7 TITLE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein, provided that all references in such incorporated provision to "Building Loan" are hereby replaced solely for the purposes of incorporating such representation and warranty herein with the words "Supplemental Loan".

            3.1.8 NO PLAN ASSETS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.9 COMPLIANCE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.10 FINANCIAL AND OTHER INFORMATION. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement is incorporated herein by reference as if fully set forth herein.

            3.1.11 CONDEMNATION. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.12 UTILITIES AND PUBLIC ACCESS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement is incorporated herein by reference as if fully set forth herein.

            3.1.13 SEPARATE LOTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.14 ASSESSMENTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement is incorporated herein by reference as if fully set forth herein.

            3.1.15 ENFORCEABILITY. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein, provided that all references in such incorporated provision to "Building Loan" are hereby replaced solely for the purposes of incorporating such representation and warranty herein with the words "Supplemental Loan".

            3.1.16 ASSIGNMENT OF LEASES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.17 INSURANCE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein, provided that all references in such incorporated provision to "this Agreement" shall be deemed to continue to refer to the "Building Loan Agreement" for the purposes of incorporating such representation and warranty herein.

            3.1.18 LICENSES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.19 FLOOD ZONE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.20 PHYSICAL CONDITION. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.21 BOUNDARIES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.22 LEASES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.23 FILING AND RECORDING TAXES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein, provided that all references in such incorporated provision to "Building Loan" are hereby replaced solely for the purposes of incorporating such representation and warranty herein with the words "Supplemental Loan".

            3.1.24 SINGLE PURPOSE. The representations and warranties and covenants set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.25 TAX FILINGS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.26 SOLVENCY. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein..

            3.1.27 FEDERAL RESERVE REGULATIONS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.28 MEZZANINE DEBT. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.29 OFFICES; LOCATION OF BOOKS AND RECORDS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.30 INTENTIONALLY OMITTED.

            3.1.31 CONSTRUCTION MANAGEMENT AGREEMENTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.32 ACCESS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.33 NO DEFAULT. No material Default and no Event of Default exists.

            3.1.34 ARCHITECT'S CONTRACT. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.35 PLANS AND SPECIFICATIONS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.36 ZONING. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.37 BUDGET. The Building Loan Budget (as adjusted from time to time in accordance with the terms of the Building Loan Agreement) accurately reflects all Building Loan Costs (including all Supplemental Loan Costs). Upon the making of the disbursement from the Collateral Account of the Cash Collateral Funds in an amount equal to the amount of the Advance requested in Borrower's Requisition in the manner set forth therein, all materials and labor theretofore supplied or performed in connection with the Property will have been paid for in full (subject to the Retainage).

            3.1.38 FEASIBILITY. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.39 SUBWAY AGREEMENT. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.40 BLOOMBERG LEASE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.41 CONDOMINIUM DOCUMENTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.42 UNIT CONTRACTS. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.43 ZLDA. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.44 FULL AND ACCURATE DISCLOSURE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.45 FOREIGN PERSON. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.46 INVESTMENT COMPANY ACT. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.47 ORGANIZATIONAL STRUCTURE. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.48 TAX CERTIFICATES. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            3.1.49 INCLUSIONARY HOUSING PROGRAM. The representations and warranties set forth in the corresponding Section of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 3.2 CONTINUING EFFECTIVENESS AND SURVIVAL OF
REPRESENTATIONS.

            All representations and warranties contained in any documents furnished to Agent and/or Lenders by or on behalf of Borrower, as part of or in support of the Loan application or pursuant to this Agreement or any of the other Loan Documents shall be deemed to be incorporated by reference in each requisition for Advance by Borrower, and each Draw Request submitted to Agent as provided in Section 2.10.1 hereof shall constitute an affirmation that the representations and warranties contained in Article III of this Agreement and in the other Loan Documents remain true and correct in all material respects as of the date of such Draw Request unless Borrower specifically notifies Agent of any change therein; and unless Agent is notified to the contrary, in writing, prior to the disbursement of the requested Advance or any portion thereof; shall constitute an affirmation that the same remain true and correct in all material respects on the date of such disbursement unless Borrower specifically notifies Agent of any change therein. The representations and warranties set forth in
Section 3.1 shall survive for so long as any amount remains payable to Agent and/or Lenders under this Agreement or any of the other Loan Documents.

            IV. BORROWER COVENANTS

            SECTION 4.1 BORROWER AFFIRMATIVE COVENANTS.

            Borrower hereby covenants and agrees that:

            4.1.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.2 TAXES AND OTHER CHARGES. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.3 LITIGATION. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.4 ACCESS TO PROPERTY. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.5 FURTHER ASSURANCES; SUPPLEMENTAL MORTGAGE AFFIDAVITS. Borrower shall, at Borrower's sole cost and expense:

            (a) execute and deliver to Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Supplemental Loan Documents, as Agent may reasonably require;

            (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Supplemental Loan Documents, as Agent shall reasonably require from time to time; and

            (c) furnish to Agent all instruments, documents, certificates, plans and specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument in each case required to be furnished by the terms of this Agreement or the other Supplemental Loan Documents, all at Borrower's reasonable expense.

            4.1.6 FINANCIAL REPORTING. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.7 TITLE TO THE PROPERTY. Borrower will warrant and defend the validity and priority of the Liens of the Supplemental Loan Mortgage and the Supplemental Loan Assignment of Leases on the Property and the Lien created pursuant to the Cash Collateral Agreement on the Cash Collateral against the claims of all Persons whomsoever, subject with respect to the Property only to Permitted Encumbrances. The Title Company, in its capacity as subrogee to Lenders' rights against Borrower, shall not have the right to enforce this
Section 4.1.7 against Borrower.

            4.1.8 ESTOPPEL STATEMENT. (a) After request by Agent, Borrower shall within five (5) Business Days furnish Agent with a statement, duly acknowledged and certified, stating (i) the unpaid principal amount of the Building Loan Note, the Supplemental Loan Note and the Project Loan Note, respectively, (ii) the Applicable Interest Rate of the Note, (iii) the date installments of interest and/or principal were last paid on the Note, (iv) any offsets or defenses to the payment of the Total Debt, if any, and (v) that this Agreement, the Building Loan Agreement and the Project Loan Agreement and the other Loan Documents have not been modified or if modified, giving particulars of such modification.

            (b) After request by Borrower, Agent shall within ten (10) Business Days furnish Borrower with a written statement that (i) the unpaid principal amount of the Building Loan Note, the Supplemental Loan Note and the Project Loan Note, respectively, (ii) the Applicable Interest Rate of the Note, (iii) the date installments of interest and/or principal were last paid on the Note, and (iv) that this Agreement, the Building Loan Agreement and the Project Loan Agreement and the other Loan Documents have not been modified or if modified, giving particulars of such modification, provided that Borrower shall not have the right to request such certificate from Agent more frequently than two (2) times in any calendar year.

            (c) After request by Agent, Borrower shall use commercially reasonable efforts to obtain and deliver to Agent an estoppel certificate from each Tenant under any Lease; provided that such certificate may be in the form required under such Lease; provided further that Borrower shall not be required to use such efforts to obtain and deliver such certificates more frequently than two (2) times in any calendar year.

            4.1.9 LEASES. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.10 ALTERATIONS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.11 FINANCIAL COVENANTS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.12 UPDATED APPRAISAL. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.13 FACILITY FEE AND ADMINISTRATIVE FEE. Borrower shall pay to Agent the Up-Front Fee and the Administrative Fee in accordance with the Loan Fee Letter.

            4.1.14 INTEREST RATE PROTECTION AGREEMENT. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.15 INTENTIONALLY OMITTED.

            4.1.16 INTENTIONALLY OMITTED.

            4.1.17 INSURANCE. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.18 INTENTIONALLY OMITTED.

            4.1.19 SUPPLEMENTAL LOAN COSTS AND EXPENSES. Borrower shall promptly pay when due all Supplemental Loan Costs; provided that Borrower's right to dispute the same shall not diminish Borrower's obligations to remove or discharge in accordance with the terms of this Agreement, the Mortgage and the other Loan Documents any mechanic's or materialman's Liens filed against the Property.

            4.1.20 FEES. Borrower shall promptly pay when due the reasonable fees of the Construction Consultant, all reasonable out-of-pocket costs and expenses, including, without limitation, appraisal fees (to the extent provided herein), recording fees and charges, abstract fees, title policy fees, escrow fees, reasonable attorneys' fees, fees of inspecting architects and engineers to the extent provided hereunder in connection with Advances, environmental consultants to the extent provided in the Supplemental Loan Mortgage, mortgage servicing fees and expenses, and all other reasonable costs and expenses of every character which have been incurred or which may hereafter be incurred by Agent in connection with the preparation and execution of the Supplemental Loan Documents, including any extension, amendment or modification thereof, the funding of the Supplemental Loan, and enforcement of the Supplemental Loan Mortgage, the Supplemental Loan Note, and the other Supplemental Loan Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby and or by the other Loan Documents or which may be required in the negotiation, preparation, execution and delivery of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any subordination, non-disturbance and attornment agreement or Lease approvals, the releases of Residential Units or other documents or matters requested by Borrower; including, without limitation, reasonable attorneys' fees in any action for the foreclosure of the Supplemental Loan Mortgage and the collection of the Supplemental Loan, and all such fees incurred in connection with any bankruptcy or insolvency proceeding; and Borrower will, within thirty (30) days after demand by Agent (together with reasonable evidence of incurrence of such expenses), reimburse Agent for all such reasonable expenses which have been incurred. All amounts incurred or paid by Agent under this Section 4.1.20, together with interest thereon at the Default Rate from the due date until paid by Borrower, shall be added to the Debt and shall be secured by the lien of the Supplemental Loan Mortgage.

            4.1.21 INTENTIONALLY OMITTED.

            4.1.22 INTENTIONALLY OMITTED.

            4.1.23 INTENTIONALLY OMITTED.

            4.1.24 CONSTRUCTION CONSULTANT/DUTIES AND ACCESS. Borrower shall permit Agent to retain the Construction Consultant at the reasonable cost of Borrower to perform the following services on behalf of Agent in accordance with the terms of this Agreement:

            (a) To review and advise Agent whether, in the opinion of the Construction Consultant, the Plans and Specifications are satisfactory;

            (b) To review Draw Requests and change orders; and

            (c) To make periodic inspections (approximately at the date of each Draw Request) for the purpose of assuring that construction of the Improvements to date is in accordance with the Plans and Specifications and to approve Borrower's then current Draw Request as being consistent with Borrower's obligations under this Agreement, including inter alia, an opinion as to Borrower's continued compliance with the provisions of Section 2.9.1(e)(vi) of the Building Loan Agreement.

            The fees of the Construction Consultant shall be paid by Borrower within thirty (30) days after billing therefor and expenses incurred by Agent on account thereof shall be reimbursed to Agent within thirty (30) days after request therefor, but neither Agent nor the Construction Consultant shall have any liability to Borrower on account of (i) the services performed by the Construction Consultant, (ii) any neglect or failure on the part of the Construction Consultant to properly perform its services or (iii) any approval by the Construction Consultant of construction of the Improvements. Neither Agent nor the Construction Consultant assumes any obligation to Borrower or any other person concerning the quality of construction of the Improvements or the absence therefrom of defects.

            4.1.25 INTENTIONALLY OMITTED.

            4.1.26 BOOKS AND RECORDS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.27 INDEBTEDNESS. Borrower shall duly and promptly pay all Borrower's indebtedness to Lenders according to the terms of this Agreement, the Supplemental Loan Note and the other Supplemental Loan Documents, and shall incur no other Indebtedness in any form, whether direct, indirect, primary, secondary, or contingent, without Agent's prior written consent, other than such indebtedness contemplated hereunder in connection with constructing and operating the Improvements, the indebtedness created under the Building Loan Documents and Project Loan Documents and the Indebtedness permitted pursuant to
Section 4.2.14 of the Building Loan Agreement, which other Indebtedness in each case is paid on a timely basis.

            4.1.28 MAINTAIN EXISTENCE. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.29 BONDS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.30 FINANCING PUBLICITY. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.31 EASEMENTS AND RESTRICTIONS; ZONING. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.32 LABORERS, SUBCONTRACTORS AND MATERIALMEN. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.33 OWNERSHIP OF PERSONALTY. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.34 COMPLY WITH OTHER SUPPLEMENTAL LOAN DOCUMENTS. Borrower shall perform all of Borrower's obligations under the Supplemental Loan Note and the other Supplemental Loan Documents.

            4.1.35 PURCHASE OF MATERIAL UNDER CONDITIONAL SALE CONTRACT. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.36 FURTHER ASSURANCE OF TITLE. Borrower shall further assure title as follows: If at any time Agent has reason to believe in its reasonable opinion that any Advance is not secured or will or may not be secured by the Supplemental Loan Mortgage as a second priority lien or security interest on the Improvements (subject only to the Permitted Encumbrances), then Borrower shall, within ten (10) days after written notice from Agent, do all things and matters necessary (including execution and delivery to Agent of all further documents and performance of all other acts which Agent reasonably deems necessary or appropriate) to assure to the reasonable satisfaction of Agent that any Advance previously made hereunder or to be made hereunder is secured or will be secured by the Supplemental Loan Mortgage as a second priority lien or security interest with respect to the Improvements (subject only to the Permitted Encumbrances). Lenders, at Agent's option, may decline to make further Advances hereunder until Agent has received such assurance. The Title Company, in its capacity as subrogee to Lenders' rights against Borrower, shall not have the right to enforce this Section 4.1.36 against Borrower.

            4.1.37 CONDOMINIUM. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.38 TAX BENEFITS. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.39 INCLUSIONARY HOUSING PROGRAM. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.40 ERISA. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.1.41 INTENTIONALLY OMITTED.

            4.1.42 INTENTIONALLY OMITTED.

            4.1.43 REA. Borrower shall comply with its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            SECTION 4.2 BORROWER NEGATIVE COVENANTS.

            Borrower covenants and agrees that:

            4.2.1 DUE ON SALE AND ENCUMBRANCE; TRANSFERS OF INTERESTS. Borrower shall not permit or suffer any Transfer, other than a Permitted Transfer, without the prior written consent of Agent.

            4.2.2 LIENS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.3 DISSOLUTION. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.4 CHANGE IN BUSINESS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.5 DEBT CANCELLATION. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.6 AFFILIATE TRANSACTIONS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.7 ZONING. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.8 ASSETS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.9 NO JOINT ASSESSMENT. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.10 PRINCIPAL PLACE OF BUSINESS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.11 ERISA. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.12 NO DISTRIBUTIONS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.13 CHANGE ORDERS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            4.2.14 INDEBTEDNESS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section..

            4.2.15 ORGANIZATIONAL DOCUMENTS. Borrower shall observe all of its covenants set forth in the Section of the Building Loan Agreement that corresponds to this Section.

            V. INSURANCE, CASUALTY AND CONDEMNATION

            5.1.1 INSURANCE COVERAGE. (a) Borrower, at its sole cost and expense, shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property in accordance with Article V of the Building Loan Agreement.

            5.1.2 INTENTIONALLY OMITTED.

            5.1.3 INTENTIONALLY OMITTED.

            SECTION 5.2 CASUALTY AND CONDEMNATION.

            The provisions of Section 5.2 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 5.3 DELIVERY OF NET PROCEEDS.

            The provisions of Section 5.3 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            VI. NET CASH FLOW FUNDS

            SECTION 6.1 DEPOSITS OF NCF FUNDS.

            The provisions of Section 6.1 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 6.2 INTENTIONALLY OMITTED.

            SECTION 6.3 SECURITY INTEREST IN FUNDS.

            The provisions of Section 6.3 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 6.4 CASH MANAGEMENT.

            The provisions of Section 6.4 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            VII. PROPERTY MANAGEMENT AND REA

            SECTION 7.1 THE MANAGEMENT AGREEMENT.

            The provisions of Section 7.1 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 7.2 PROHIBITION AGAINST TERMINATION OR MODIFICATION.

            The provisions of Section 7.2 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 7.3 REPLACEMENT OF MANAGER.

            The provisions of Section 7.3 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            VIII. TRANSFERS

            SECTION 8.1 AGENT'S AND LENDERS' RELIANCE.

            Borrower acknowledges that Agent and Lenders have examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to enter into this Agreement and make the Supplemental Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of Borrowers obligations under the Loan Documents. Borrower acknowledges that Agent and Lenders have a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of Borrower's obligations under the Supplemental Loan Documents, Agent and Lenders can recover the Debt by a sale of the Property.

            SECTION 8.2 NO TRANSFERS.

            Except for Permitted Transfers, Borrower shall not Transfer the Property or any part thereof or permit or suffer the Property or any part thereof to be Transferred or permit any other Transfer to occur, unless Agent shall consent thereto in writing, in Agent's sole and absolute discretion. The subordination by Agent of the Liens of the Mortgage to the ZLDA shall not be deemed to impair, abridge or otherwise affect the restrictions on Transfers set forth in this Agreement and the Mortgage, which shall remain in full force and effect.

            SECTION 8.3 PERMITTED TRANSFERS.

            8.3.1 PERMITTED TRANSFERS. The restrictions on Transfers set forth in Section 8.2 shall not apply to the following Transfers (collectively, "PERMITTED TRANSFERS"):

            (a) the direct or indirect issuance, redemption, repurchase, conversion, sale, transfer, pledge or other disposition of publicly or privately traded securities of Vornado Realty Trust (the "REIT") or the direct or indirect issuance, redemption, repurchase, conversion, transfer, pledge or other disposition of limited partnership interests in Vornado, provided that the REIT (or any permitted successor by merger or consolidation as hereinafter provided) shall at all times (i) be and remain the general partner of Vornado (or any permitted successor by merger or consolidation as hereinafter provided) and have the right and power to direct the management, policies and day to day business and affairs of Vornado (or any permitted successor by merger or consolidation as hereinafter provided) and (ii) directly or indirectly own a minimum of fifty one percent (51%) of the common equity interests in Vornado (or any permitted successor by merger or consolidation as hereinafter provided);

            (b) a merger or consolidation of the REIT or Vornado into or with another Person, or the merger or consolidation of another Person into or with the REIT or Vornado, provided that at all times thereafter (i) the senior management of Vornado shall continue to be the senior management of the surviving entity with the power to direct management, policies and day to day business and affairs of such surviving entity, and (ii) the Management Agreement for the Property continues in full force and effect with the surviving entity having the right and power to direct the management, policies and day to day business and affairs of the Manager and directly or indirectly owning a minimum of fifty one percent (51%) of the interests in Manager and (iii) each of the financial covenants contained in the Guaranty of Completion and Guaranty of Limited Recourse Obligations made by Vornado remain true and correct as of the date of such merger or consolidation, after giving effect to the same;

            (c) the direct or indirect issuance, sale, redemption, repurchase, conversion, transfer, pledge or other disposition of publicly or privately traded securities of Alexander's or a merger or consolidation of Alexander's into or with another Person or a merger of another Person into or with Alexander's provided that (i) the Management Agreement for the Property continues in full force and effect at such time and (ii) the financial covenant contained in the Guaranty of Carry Obligations and Guaranty of Limited Recourse Obligations made by Alexander's remains true and correct as of the date of such merger or consolidation, after giving effect to the same;

            (d) the pledge of ownership interests in Commercial Holding and Residential Holding as security for the Mezzanine Loan for so long as the Mezzanine Loan continues to be owned by Vornado (or its successor by merger or consolidation as provided herein) or an entity directly or indirectly wholly-owned by Vornado, (or its successor by merger or consolidation as provided herein) or the transfer of such interests to Vornado (or its successor by merger or consolidation as provided herein) or an entity directly or indirectly wholly-owned by Vornado as a result of a foreclosure or transfer-in-lieu of foreclosure of the Mezzanine Loan Collateral as Mezzanine Lender;

            (e) the conversion of the Property to a condominium form of ownership, subject the provisions of Section 4.1.37 of the Building Loan Agreement;

            (f) transfers of Residential Units pursuant to Qualifying Contracts in conjunction with a release of such Units from the liens of the Mortgage pursuant to Section 4.1.37(i) of the Building Loan Agreement;

            (g) easements affecting the Property that are granted with the approval of Agent (not to be unreasonably withheld) in accordance with the terms of this Agreement, the Building Loan Agreement and the Mortgage; and

            (h) any Liens that are Permitted Encumbrances.

            IX. DEFAULTS

            SECTION 9.1 EVENTS OF DEFAULT.

            (a) The occurrence of an Event of Default under (and as defined in) the Building Loan Agreement shall constitute an event of default hereunder (an "EVENT OF DEFAULT").

            (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vii), (viii) or (ix) of Section 9.1(a) of the Building Loan Agreement) and at any time thereafter Agent may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Agent deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, without limitation, declaring the Total Debt to be immediately due and payable, and Agent may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including without limitation, all rights or remedies available at law or in equity; and upon any

Event of Default described in said clauses (vii), (viii) or (ix), the Total Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

            SECTION 9.2 RIGHTS AND REMEDIES OF AGENT AND LENDERS.

            9.2.1 REMEDIES. (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Agent against Borrower under this Agreement or any of the other Supplemental Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Agent at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Supplemental Loan Documents with respect to the Property or the Cash Collateral. Any such actions taken by Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Agent may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent permitted by law, equity or contract or as set forth herein or in the other Supplemental Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that, to the fullest extent permitted by applicable law, if an Event of Default is continuing (i) Agent is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Agent shall remain in full force and effect until Agent has exhausted all of its remedies against the Property and the Supplemental Loan Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

            (b) Agent shall have the right from time to time following the occurrence of an Event of Default to partially foreclose the Supplemental Loan Mortgage in any manner and for any amounts secured by the Supplemental Loan Mortgage then due and payable as determined by Agent in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Agent may foreclose the Supplemental Loan Mortgage to recover such delinquent payments, or (ii) in the event Agent elects to accelerate less than the entire outstanding principal balance of the Loan, Agent may foreclose the Supplemental Loan Mortgage to recover so much of the principal balance of the Supplemental Loan as Agent may accelerate and such other sums secured by the Supplemental Loan Mortgage as Agent may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Supplemental Loan Mortgage to secure payment of sums secured by the Supplemental Loan Mortgage and not previously recovered.

            (c) Agent shall have the right from time to time to sever the Supplemental Loan Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Agent shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Agent from time to time, promptly after the request of Agent, a severance agreement and such other documents as Agent shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Agent. Borrower hereby absolutely and irrevocably appoints Agent as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Agent shall not make or execute any such documents under such power until three (3) Business Days after notice has been given to Borrower by Agent of Agent's intent to exercise its rights under such power. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Supplemental Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date or the date of the last Advance made hereunder or under the Project Loan Agreement, whichever is later.

            (d) Upon the occurrence of an Event of Default, Agent may declare Lenders' obligations to make Advances hereunder to be terminated, whereupon the same shall terminate, and/or declare all unpaid principal of and accrued interest on the Supplemental Loan Note, together with all other sums payable under the Supplemental Loan Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Supplemental Loan Documents to the contrary notwithstanding, and without presentation, protest or further demand or notice of any kind, all of which are expressly hereby waived by Borrower; provided, however, that Lenders may make Advances or parts of Advances thereafter without thereby waiving the right to demand payment of the Supplemental Loan Note, without becoming liable to make any other or further Advances, and without affecting the validity of or enforceability of the Supplemental Loan Documents. Notwithstanding and without limiting the generality of the foregoing or anything else to the contrary contained in this Agreement, upon the occurrence of an Event of Default, Lenders' obligations to make Advances hereunder shall automatically terminate.

            (e) Upon the occurrence of an Event of Default, subject to Agent's first providing Vornado with an opportunity to assume responsibility for the construction of the Improvements in accordance with the Guaranty of Completion, Agent may cause the Improvements to be completed and may enter upon the Property and construct, equip and complete the Improvements in accordance with the Plans and Specifications, with such changes therein as Agent may, from time to time, and in its sole discretion, deem appropriate. In connection with any construction of the improvements undertaken by Agent pursuant to the provisions of this subsection, Agent may:

            (i) use any funds of Borrower, including any balance which may be held by Agent as security or in escrow, and any funds remaining unadvanced under the Supplemental Loan;

            (ii) employ existing contractors, subcontractors, including Major Trade Contractors, agents, architects, engineers, and the like, or terminate the same and employ others;

            (iii) employ security watchmen to protect the Property;

            (iv) make such additions, changes and corrections in the Plans and Specifications as shall, in the judgment of Agent, be necessary or desirable;

            (v) take over and use any and all Personal Property contracted for or purchased by Borrower, if appropriate, or dispose of the same as Agent sees fit;

            (vi) execute all applications and certificates on behalf of Borrower which may be required by any Governmental Authority or Law or Regulation or contract documents or agreements;

            (vii) pay, settle or compromise all existing or future bills and claims which are or may be liens against the Property, or may be necessary for the Completion of the Improvements or the clearance of title to the Property, including, without limitation, all taxes and assessments;

            (viii) complete the marketing and sale of Residential Units, and complete the marketing and leasing of leasable space in the Improvements, enter into new leases and occupancy agreements of the Residential Units or Commercial Units, and modify or amend existing leases and occupancy agreements, all as Agent shall deem to be necessary or desirable;

            (ix) prosecute and defend all actions and proceedings in connection with the construction of the Improvements or in any other way affecting the Property, the Improvements and take such action and require such performance as Agent deems necessary under the Payment and Performance Bonds; and (x) take such other action hereunder, or refrain from acting hereunder, as Agent may, in its sole and absolute discretion, from time to time determine, and without any limitation whatsoever, to carry out the intent of this Section 9.21.

Borrower shall be liable to Agent for all costs paid or incurred for the construction, completion and equipping of the Improvements, whether the same shall be paid or incurred pursuant to the provisions of this Section or otherwise, and all payments made or liabilities incurred by Agent hereunder of any kind whatsoever shall be deemed advances made to Borrower under this Agreement and shall be secured by the Supplemental Loan Mortgage and the other Supplemental Loan Documents.

            To the extent that any costs so paid or incurred by Agent, together with all other Advances made by Lenders hereunder, exceed the Supplemental Loan Amount, such excess costs shall be paid by Borrower to Agent on demand, with interest thereon at the Default Rate until paid; and Borrower shall execute such notes or amendments to the Supplemental Loan Note as may be requested by Agent to evidence Borrower's obligation to pay such excess costs and until such notes or amendments are so executed by Borrower, Borrower's obligation to pay such excess costs shall be deemed to be evidenced by this Agreement. In the event Agent takes possession of the Property and assumes control of such construction as aforesaid, Agent shall not be obligated to continue such construction longer than Agent shall see fit and may thereafter, at any time, change any course of action undertaken by it or abandon such construction and decline to make further payments for the account of Borrower whether or not the Property shall have been completed. For the purpose of this Section, the construction, equipping and completion of the Property shall be deemed to include any action necessary to cure any Event of Default by Borrower under any of the terms and provisions of any of the Supplemental Loan Documents.

            (f) Upon the occurrence of an Event of Default, Agent may appoint or seek appointment of a receiver, without notice and without regard to the solvency of Borrower or the adequacy of the security, for the purpose of preserving the Property, preventing waste, and to protect all rights accruing to Agent and/or Lenders by virtue of this Agreement and the other Supplemental Loan Documents, and expressly to do any further acts as Agent may determine to be necessary to complete the development and construction of the Improvements. All expenses incurred in connection with the appointment of such receiver, or in protecting, preserving, or improving the Property, shall be charged against Borrower and shall be secured by the Supplemental Loan Mortgage and enforced as a lien against the Property.

            (g) Upon the occurrence of an Event of Default, Agent may accelerate maturity of the Supplemental Loan Note and any other indebtedness of Borrower to Lenders, and demand payment of the principal sum due thereunder, with interest, advances, costs and reasonable attorneys' fees and expenses (including those for appellate proceedings), and enforce collection of such payment by foreclosure of the Supplemental Loan Mortgage or the enforcement of any other collateral, or other appropriate action.

            9.2.2 POWER OF ATTORNEY. For the purposes of carrying out the provisions and exercising the rights, powers and privileges granted by or referred to in this Agreement, Borrower hereby irrevocably constitutes and appoints Agent its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Agreement, in the name and on behalf of Borrower after the occurrence of an Event of Default. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

            9.2.3 REMEDIES CUMULATIVE. Upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Article IX and all other remedies available to Agent and Lenders under this Agreement or under any of the other Supplemental Loan Documents or at law or in equity may be exercised by Agent and Lenders at any time and from time to time and shall not constitute a waiver of Agent's or any of Lenders' other rights or remedies thereunder, whether or not the Supplemental Loan shall be due and payable, and whether or not Agent shall have instituted any foreclosure proceedings or other action for the enforcement of its rights under the Supplemental Loan Documents.

            9.2.4 ANNULMENT OF DEFAULTS. An Event of Default shall not be deemed to be in existence for any purpose of this Agreement or any Loan Document if Agent shall have waived such Event of Default in writing or stated that the same has been cured to its reasonable satisfaction, but no such waiver shall extend to or affect any subsequent Event of Default or impair any of the rights of Lenders upon the occurrence thereof.

            9.2.5 WAIVERS. Borrower hereby waives to the extent not prohibited by applicable law (a) all presentments, demands for payment or performance, notices of nonperformance (except to the extent required by the provisions hereof or of any other Supplemental Loan Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on Agent's or Lenders'
part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this Agreement or any other Supplemental Loan Document, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

            9.2.6 COURSE OF DEALING, ETC. No course of dealing and no delay or omission by Agent, Lenders or Borrower in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon Lenders unless it is in writing and signed by Agent. Agent's exercise of Agent's right to remedy any default by Borrower to Lenders or any other person, firm or corporation shall not constitute a waiver of the default remedied, a waiver of any other prior or subsequent default by Borrower or a waiver of the right to be reimbursed for any and all of its expenses in so remedying such default. The making of an Advance hereunder during the existence of an Event of Default shall not constitute a waiver thereof. All rights and remedies of Lenders hereunder are cumulative. No Advance of Supplemental Loan proceeds hereunder, no increase or decrease in the amount of any Advance, and no making of all or any part of an Advance prior to the due date thereof shall constitute an approval or acceptance by Lenders of the work theretofore done or a waiver of any of the conditions of Lenders' obligation to make further Advances, nor in the event Borrower is unable to satisfy any such condition, shall any such failure to insist upon strict compliance have the effect of precluding Lenders from thereafter refusing to make an Advance and/or declaring such inability to be an Event of Default as hereinabove provided. All Advances shall be deemed to have been made pursuant hereto and not in contravention of the terms of this Agreement.

            SECTION 9.3 REMEDIES CUMULATIVE.

            The rights, powers and remedies of Agent under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Agent may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Agent's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Agent may determine in Agent's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

            X. MISCELLANEOUS

            SECTION 10.1 SUCCESSORS AND ASSIGNS.

            All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Agent and Lenders.

            SECTION 10.2 AGENT'S AND LENDER'S DISCRETION.

            Whenever, pursuant to this Agreement, Agent and/or a Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Agent and/or any Lender, the decision of Agent and/or such Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Agent and/or such Lender, as applicable, and shall be final and conclusive.

            SECTION 10.3 GOVERNING LAW, JURISDICTION AND AGENT FOR SERVICE.

            (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY AGENT AND LENDERS AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE SUPPLEMENTAL LOAN NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT THE SUPPLEMENTAL LOAN MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT, ANY LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT AGENT'S OR LENDERS' OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND
APPOINT:

            Proskauer Rose LLP
            1585 Broadway
            New York, New York  10035
            Attention:  Lawrence J. Lipson, Esq.

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR OR REFUSES TO CONSENT TO SUCH DESIGNATION AS AUTHORIZED AGENT FOR BORROWER PURSUANT TO A WRITTEN CONSENT IN FORM AND SUBSTANCE SATISFACTORY TO AGENT.

            SECTION 10.4 MODIFICATION, WAIVER IN WRITING.

            No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

            SECTION 10.5 DELAY NOT A WAIVER.

            Neither any failure nor any delay on the part of Agent and/or Lenders in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement or any other Loan Document, neither Agent nor Lenders shall be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

            SECTION 10.6 NOTICES.

            The provisions of Section 10.6 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 10.7 TRIAL BY JURY.

            BORROWER, AGENT AND EACH LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AGENT AND EACH LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER, AGENT AND EACH LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

            SECTION 10.8 HEADINGS.

            The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            SECTION 10.9 SEVERABILITY.

            Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            SECTION 10.10 PREFERENCES.

            Each Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Agent or any Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Agent or such Lender.

            SECTION 10.11 WAIVER OF NOTICE.

            Borrower shall not be entitled to any notices of any nature whatsoever from Agent or Lenders except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Agent and/or Lenders to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Agent and/or any Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Agent and/or such Lender to Borrower.

            SECTION 10.12 REMEDIES OF BORROWER.

            In the event that a claim or adjudication is made that Agent or any Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Agreement or the other Loan Documents, Agent or such Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower's sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment and neither Agent nor such Lender nor its agents shall be liable for any monetary damages unless in a final judgment of a court having jurisdiction, it is determined that Agent or such Lender not only acted unreasonably but arbitrarily and capriciously and in bad faith as well. Any action or proceeding to determine whether Agent or a Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Any expedited procedure legally available with such a declaratory judgment action or action for injunctive relief may be utilized to the extent possible.

            SECTION 10.13 EXPENSES; INDEMNITY.

            The provisions of Section 10.13 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 10.14 SCHEDULES AND EXHIBITS INCORPORATED.

            The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

            SECTION 10.15 OFFSETS, COUNTERCLAIMS AND DEFENSES.

            Any assignee of Agent's or any Lender's interest in and to this Agreement and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

            SECTION 10.16 NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.

            The provisions of Section 10.16 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 10.17 PUBLICITY.

            The provisions of Section 10.17 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 10.18 RESERVED.

            SECTION 10.19 WAIVER OF OFFSETS/DEFENSES/COUNTERCLAIMS.

            Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Agent or Lenders or their agents or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Agent or Lenders to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents.

            SECTION 10.20 CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.

            In the event of any conflict between the provisions of this Agreement and any of the other Supplemental Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Supplemental Loan Documents and that such Supplemental Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted same. Borrower acknowledges that, with respect to the Supplemental Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Supplemental Loan without relying in any manner on any statements, representations or recommendations of Agent or any Lender or any parent, subsidiary or affiliate of Agent or such

Lender. Neither Agent nor any Lender shall be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Supplemental Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or affiliate of Agent or such Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Agent's and/or Lenders' exercise of any such rights or remedies. Borrower acknowledges that Agent and each Lender engages in the business of real estate financings and other real estate transactions and investments that may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

            SECTION 10.21 BROKERS AND FINANCIAL ADVISORS.

            Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower shall indemnify, defend and hold each Indemnified Party and its officers and directors harmless from and against any Losses in any way relating to or arising from a Claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Total Debt.

            SECTION 10.22 PRIOR AGREEMENTS.

            This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, the Summary of Terms and Conditions dated April 25, 2002 between Borrower and Lender, are superseded by the terms of this Agreement and the other Loan Documents.

            SECTION 10.23 JOINT AND SEVERAL LIABILITY.

            If Borrower is comprised of more than one Person, all representations, warranties, covenants (both affirmative and negative) and all other obligations hereunder shall be the joint and several obligation of each entity making up Borrower and a Default or Event of Default by any such Person shall be deemed a Default or Event of Default by all such entities and Borrower. The representations, covenants and warranties contained herein or in any other Supplemental Loan Document shall be read to apply to the individual entities comprising Borrower when the context so requires but a breach of any such representation, covenant or warranty or a breach of any obligation under the Supplemental Loan Documents shall be deemed a breach by all such entities and Borrower, entitling Agent and/or Lenders, as applicable, to exercise all of their rights and remedies under all the Supplemental Loan Documents and under applicable law. Notwithstanding anything to the contrary herein contained, except as provided in any Guaranty or in the Environmental Indemnity, no direct or indirect member of Residential Owner or Commercial Owner, nor any principal, director, officer or employee of any such member, shall have any personal liability under the Loan Documents.

            SECTION 10.24 ASSIGNMENTS.

            (a) Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior approval of Agent.

            (b) No Lender shall assign, transfer, sell, pledge or hypothecate all or any portion of its rights in and to the Loans to any other Person (a Person to which any such assignment, transfer or sale is made in accordance with this Article X being an "ASSIGNEE"):

            (i) without the prior written consent of Agent, which consent shall not be unreasonably withheld and shall not be required if the Assignee is an Affiliate of such Lender and provided that such Lender shall not be released from its continuing obligations hereunder after such assignment to its Affiliate;

            (ii) so long as no Event of Default shall exist, unless the Assignee is an Affiliate of such Lender or is an Eligible Assignee, and provided that such Lender shall not be released from its continuing obligations hereunder after such assignment to its Affiliate;

            (iii) unless such transaction shall be an assignment of a constant and not a varying, ratable percentage of such Lender's interest in the Loan;

            (iv) unless the aggregate principal amount of the Loan which is the subject of such transaction is Five Million Dollars ($5,000,000) or more;

            (v) unless, after giving effect to such transaction, such Lender's aggregate unassigned interest in the Loan shall be in a principal amount of at least Five Million Dollars ($5,000,000) unless such transaction encompasses all of such Lender's rights in and to the Loan in which case such Lender shall have assigned all of its rights in and to the Loan; and

            (vi) in the case of an assignment, the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording the Agent's Register, Agent's form of assignment and acceptance agreement attached hereto as SCHEDULE XIII, with appropriate completions (each, an "ASSIGNMENT AND ACCEPTANCE"), together with a processing and registration fee of $2,500, which fee shall cover Agent's cost in connection with the assignments under this Agreement.

            (c) If an Event of Default has occurred and is continuing, subject to Section 11.4(f), Borrower's consent to any assignment or participation to any party whatsoever shall not be required and all parties hereto agree to promptly execute and file an amendment to this Agreement reflecting any such assignment. Furthermore, if within seven (7) Business Days after receiving a request pursuant to subparagraph (b) above for its consent to any assignment or participation by any Lender, Borrower shall not have either consented or withheld its consent (specifying the reasons therefor), then such consent shall be deemed to have been given.

            (d) Borrower agrees to execute, within ten (10) days after request therefor is made by Agent, any documents and/or estoppel certificates reasonably requested by Agent in connection with such participation or assignment, without charge; provided that such documents and/or estoppel certificates do not expand the liability or obligations of Borrower or reduce assignee's or participant's obligations.

            (e) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party thereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party thereto).

            (f) Agent shall maintain a register (the "AGENT'S REGISTER") showing the identity of the Lenders from time to time. The entries in the Agent's Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and the Lenders may (and, in the case of any portion of the Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of such portion of the Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any portion of the Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (g) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by Borrower and Agent) together with payment to Agent of a registration and processing fee of $2,500, Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Agent's Register and give notice of such acceptance and recordation to the Lenders and Borrower.

            (h) Borrower authorizes each Lender to disclose to any participant or Assignee of such Lender (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning Borrower and its Affiliates which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender's credit evaluation of Borrower and its Affiliates prior to becoming a party to this Agreement, provided that any disclosure of Bloomberg's financial statements may only be made in accordance with the terms of the Bloomberg Lease and subject to the confidentiality requirements thereof with respect to the same.

            (i) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

            (j) Borrower agrees that after the effective date under such Assignment and Acceptance, upon the request to Agent by any Lender, Borrower shall execute and deliver to such Lender one or more substitute notes of Borrower evidencing such Lender's Ratable Share of the Building Loan, Supplemental Loan and Project Loan, respectively, in substantially the same form as the Building Loan Note, Supplemental Loan Note and Project Loan Note, respectively, with appropriate insertions as to payee and principal amount. Each such substitute note shall be dated as of the Closing Date.

            (k) Notwithstanding anything to the contrary contained in this Agreement, HVB and Agent hereby agree for the benefit of Borrower that provided no Event of Default exists, HVB shall not assign, without the consent of Borrower (which consent shall not be unreasonably withheld or delayed), a portion of the Loan which shall result in the Ratable Share of HVB in its capacity as a Lender being less than, for so long as Lenders continue to have any further funding obligations hereunder, One Hundred One Million and No/100 ($101,000,000) Dollars of the Maximum Loan Commitment.

            (l) Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not be responsible for the costs incurred by any Lender, Assignee or Agent in connection with any such Assignment and Acceptance.

            (m) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, Borrower consents to any assignment of the Loan to Vornado or to Mezzanine Lender or any Person that is, directly or indirectly, wholly-owned by Vornado.

            SECTION 10.25 ADJUSTMENTS; SET-OFF.

            The provisions of Section 10.25 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 10.26 COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

            XI. AGENT

            SECTION 11.1 PERFORMANCE BY AGENT.

            If an Event of Default shall have occurred and be continuing, Agent shall have the right, but not the duty, without limitation, upon any of Agent's rights pursuant hereto, to perform the obligations of Borrower which are the subject of the Event of Default, in which event Agent shall endeavor to give notice to Borrower of Agent's performance, and Borrower agrees to pay to Agent, within five (5) days of demand therefor, all actual and reasonable costs and expenses incurred by Agent in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the Default Rate, if an Event of Default shall have given rise to such expenditure. Upon demand by Agent each of the Lenders shall promptly advance to Agent in immediately available funds its ratable portion of the funds expended by Agent in curing such Event of Default together with interest thereon at the Default Rate from the date of Agent's payment through the date prior to the date on which such advance is received by Agent.

            SECTION 11.2 ACTIONS.

            If Agent shall have reasonable cause to believe that any action or proceeding related to the Property could, if adversely determined, have a material adverse effect upon the rights or interests of Agent and/or Lenders under this Agreement or any of the other Supplemental Loan Documents, Agent shall have the right to commence, appear in and defend such action or proceeding, and in connection therewith Agent may pay necessary expenses, employ counsel, and pay reasonable attorneys' fees. Borrower agrees to pay to Agent, within thirty (30) days (or if an Event of Default has occurred and is continuing, within five (5) days) after demand therefor by Agent, all actual and reasonable costs and expenses incurred by Agent in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the Default Rate, if an Event of Default shall have given rise to such action or proceeding. Borrower's obligations to repay such expenses shall be secured by the Supplemental Loan Documents.

            SECTION 11.3 NONLIABILITY OF AGENT AND LENDERS.

            The provisions of Section 11.3 of the Building Loan Agreement are incorporated herein by reference as if fully set forth herein.

            SECTION 11.4 AUTHORIZATION AND ACTION.

            (a) Each Lender hereby appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Any and all actions relating to construction of the Improvements, including without limitation, approval of changes to the Loan Budget, Plans and Specifications, contracts and subcontracts and Payment and Performance Bonds, shall be deemed to have been delegated to Agent exclusively and shall not constitute a Major Decision requiring the approval of any other Lender. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Note), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided, however, that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to this Agreement or applicable law. Agent agrees to give to each Lender prompt notice of each material notice given to it by Borrower pursuant to the terms of the Loan Documents.

            (b) By their execution of this Agreement, all of the Lenders hereby authorize and direct Agent to act on their behalf in all respects in connection with the Loan Documents and the making of the Loan (but subject to paragraph (e) below) and agree with Borrower that Borrower shall only be required to and shall only deal with Agent and each of the Lenders shall be bound by any acts of Agent.

            (c) Except as otherwise expressly provided in this Agreement, Agent
(i) shall take all such actions hereunder and under the other Loan Documents which are not inconsistent with the terms hereof or thereof as the Majority Lenders shall instruct and (ii) shall not take any material actions hereunder or under the Loan Documents contrary to the instructions of the Majority Lenders (and shall be fully protected in so acting or refraining from acting upon such instructions) and such instructions shall be binding upon all Lenders; provided, however, that the Majority Lenders shall not have the right to require any Lender to fund its Ratable Share of any amount which is Advanced in excess of the total amount of the Loan. Any provision of this Agreement which grants to Agent the right to make a decision at its sole discretion or in its reasonable judgment or at its option or any other similar provision is intended, unless the context shall clearly require otherwise, to apply only to relations between Borrower and Agent and the respective rights and obligations of Borrower and Agent hereunder and shall not apply to the relations between Agent and the Lenders or the respective rights and obligations of Agent and the Lenders hereunder.

            (d) Promptly after Agent acquires actual knowledge thereof, Agent will give written notice to each Lender of any Lien on the Property or material Default under this Agreement or any of the other Loan Documents which in Agent's judgment adversely affects any of the Lenders' interests in the Loan. Agent agrees to consult with Lenders in respect of any material remedial action to be taken in respect of any such Default and shall act substantially in accordance with any decision of the Majority Lenders (and shall be fully protected in so acting). Agent agrees that during a period of forty-five (45) days from Agent's notice to Lenders of any such Default, Agent will not take any such material remedial action without the prior agreement of the Majority Lenders unless in Agent's good faith judgment it is necessary to take more prompt remedial action within such period, with or without the agreement of the Majority Lenders, in order to preserve any collateral for the payment of the Loan or substantive rights or remedies under any of the Loan Documents. Agent shall advise Lenders from time to time of such remedial action as Agent shall have taken. Notwithstanding the foregoing, if the Majority Lenders do not agree on the action to be taken, except as expressly set forth in this Section, Agent reserves the right, in its sole discretion, in each instance, without prior notice to Lenders, to consent to any action or failure to act by Borrower, and to exercise or refrain from exercising any powers or rights Agent may have under or in respect of this Agreement or any of the other Loan Documents relative thereto or any collateral therefor, which would be reasonable. All losses and expenses incurred by Agent in connection with the Loan, the enforcement thereof or the realization of the security therefor shall be borne by the Lenders in accordance with their ratable interest in the Loan, and Lenders will, upon request, reimburse Agent for their Ratable Shares of any expenses incurred by Agent in connection with any such default, any advances made to pay Taxes or Insurance Premiums or Other Charges or otherwise to preserve the lien of the Supplemental Loan Mortgage, Building Loan Mortgage or Project Loan Mortgage or to preserve and protect the Property or made to effect the completion of the Improvements to be constructed pursuant to this Agreement (provided that Agent shall not advance sums in excess of the principal amount of the Supplemental Loan Mortgage, Building Loan Mortgage or Project Loan Mortgage for completion of the Improvements without the prior written consent of the

Majority Lenders), any other expenses incurred in connection with the enforcement of the Supplemental Loan Mortgage, Building Loan Mortgage or Project Loan Mortgage, and any expenses incurred by Agent in connection with the consummation of the Loan not paid or provided for by Borrower.

            (e) Except as otherwise provided in this Agreement, any provision of this Agreement or the other Loan Documents may be modified or supplemented only by an instrument in writing signed by Borrower and Agent and any provisions of this Agreement or the other Loan Documents may be waived by Agent, provided that no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by Agent acting with the consent of all of the Lenders,
(i) increase or extend the term of the Loan except as otherwise expressly provided in this Agreement, (ii) extend the date fixed for the payment of principal of or interest on the Loan or the amount of any fee payable hereunder (other than the Administrative Fee), (iv) reduce the amount of any such payment of principal or of any such fee, (iii) reduce the rate at which interest is payable on the Loan, (v) alter the terms of Section 10.25 of the Building Loan Agreement or this Section 11.4, (vi) release, substitute or exchange any material portion of the collateral for the Loan except in accordance with the provisions of the Loan Documents related thereto, (vii) modify the definition of the term "Majority Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or receive any rights hereunder or to modify any provision hereof or of any other Loan Document, (viii) modify or waive the Debt Service Coverage Ratio or Loan-to-Value requirements set forth herein, including without limitation modify the definition of the term "Debt Service Coverage Ratio" or "Loan-to-Value,"
(ix) release any Guarantor or any other Person liable on the Loan from any of their material obligations with respect to the Loan or the completion of the Improvements, (x) subordinate the Liens created by the Loan Documents to any other liens securing indebtedness of Borrower or otherwise, (any such modification, supplement or waiver described in this clauses (i) through (xi) and any other action that expressly requires the consent of all Lenders hereunder is herein referred to as a "MAJOR DECISION"); and provided further, that any modification or supplement of Article XI hereof, or of any of the rights or duties of Agent hereunder, shall require the consent of Agent. The provisions of this subsection are solely for the benefit of the Lenders and Agent and shall not create any rights in Borrower. The provisions of this subsection are solely for the benefit of the Lenders and Agent and shall not create any rights in Borrower.

            (f) Provided Majority Lenders have designated a successor agent as provided below, Majority Lenders shall have the right to remove Agent for cause, by written notice to Borrower and Agent to be effective as to Borrower only if, as and when such notice is actually received by Borrower and Agent. If Agent shall resign as administrative agent hereunder or under the other Loan Documents (which Agent may so resign upon thirty (30) days written notice to Borrower and each Lender), or if the Majority Lenders shall remove Agent, then the Majority Lenders shall designate another Lender to perform the obligations and exercise the rights of Agent hereunder. The successor Agent shall assume such obligations in writing and from and after Borrower's receipt of a copy of notice of such replacement and receipt of a copy of such assumption the successor Agent shall be the sole Agent hereunder and the term "AGENT" shall thereafter refer to such successor. Notwithstanding the foregoing, HVB agrees for the benefit of Borrower that it shall not resign as Agent prior to the Initial Maturity Date for so long as (i) Lenders continue to have any further funding obligations hereunder, (ii) no Event of

Default exists, (iii) HVB is generally engaged in the business of being an administrative agent for construction loans in the United States and (iv) the other Lenders do not have the right to remove HVB as Agent for cause as provided herein.

            SECTION 11.5 AGENT'S RELIANCE, ETC.

            Agent shall administer this Agreement and the other Loan Documents and service the Loan in accordance with the terms and conditions of this Agreement and with the same degree of care as Agent would use in servicing a loan of similar size and type held for its own account; provided, however, that none of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent: (i) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of Borrower or to inspect the Property (including the books and records) of Borrower; (iv) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

            SECTION 11.6 AGENT AS A LENDER.

            With respect to Agent's ownership interest in the Loan and the Loan Documents as a Lender, Agent in its capacity as a Lender shall have the rights and powers of a Lender under this Agreement and the other Loan Documents as set forth herein and therein and may exercise the same as though it were not Agent.

            SECTION 11.7 DISTRIBUTION OF PAYMENTS BY AGENT TO LENDERS.

            Agent shall promptly distribute to each Lender its Ratable Share of any payment on account of principal or interest or any extension fee received by Agent by credit to an account of such Lender at Agent or by wire transfer to an account of such Lender in accordance with written wiring instructions received by Agent from such Lender, or to such other Person or in such other manner as such Lender may designate, provided any other designated account is maintained at a commercial bank located in the United States of America. If any payments are received by Agent after 11:00 a.m. (New York time), then provided Agent shall not be able to distribute to each Lender its Ratable Share of any such payment on the same day as such payment is received by Agent, Agent shall hold such payment to the extent not so distributed for the benefit of the respective Lenders ratably, shall invest any such Lender's Ratable Share not so distributed in overnight federal funds for the benefit of such Lender and such Lender shall be entitled to receive its Ratable Share of such payment together with interest earned thereon on the following Business Day. The provisions of this Section
11.7 are subject to the terms and conditions set forth in Section 2.10.4(c) as to any Defaulting Lender.

            SECTION 11.8 ASSIGNMENT UPON REPAYMENT

            Upon repayment or prepayment of the Loan in full by Borrower in accordance with the terms of this Agreement and the other Loan Documents, Lenders shall, on a one-time basis, assign the Note and Agent shall assign the Mortgage, each without recourse, covenant or warranty of any nature, express or implied, (except if any Lender is not delivering the original Note, in which case such Lender shall execute and deliver a "lost note affidavit" in its customary form with respect to the copy of its Note) to such new mortgagee designated by Borrower (other than Borrower or a nominee of Borrower); provided that Borrower (i) has caused to be paid the reasonable out-of-pocket expenses of Agent and Lenders incurred in connection therewith and Agent's and Lenders' reasonable attorneys' fees for the preparation, delivery and performance of such an assignment, (ii) has caused the delivery of an executed Statement of Oath under Section 275 of the New York Real Property Law; and (iii) has provided such other information and documents which a prudent mortgagee would reasonably require to effectuate such assignment. Borrower shall be responsible for all mortgage recording taxes, recording fees and other charges payable in connection with any such assignment.

                         [NO FURTHER TEXT ON THIS PAGE]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                  BORROWER:

                                  731 COMMERCIAL LLC, a Delaware limited
                                  liability company


                                     By:  731 Commercial Holding LLC,
                                          a Delaware limited liability company,
                                          as member


                                          By: Alexander's Inc., a Delaware
                                              corporation, member



                                             By: /s/ Joseph Macnow
                                                 -------------------------------
                                                 Name:  Joseph Macnow
                                                 Title: Executive Vice
                                                        President-Finance and
                                                        Administration


                                  731 RESIDENTIAL LLC, a Delaware limited
                                  liability company


                                     By:  731 Residential Holding LLC,
                                          a Delaware limited liability company,
                                          as member


                                          By: Alexander's Inc., a Delaware
                                              corporation, member



                                             By: /s/ Joseph Macnow
                                                 -------------------------------
                                                 Name:  Joseph Macnow
                                                 Title: Executive Vice
                                                        President-Finance and
                                                        Administration

                                       AGENT:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH



                                       By: /s/ Robert Dowling
                                           -------------------------------
                                           Name: Robert Dowling
                                           Title:  Managing Director



                                       By: /s/ Anthony Mugno
                                           -------------------------------
                                           Name: Anthony Mugno
                                           Title:   Director


                                       LENDER[S]:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH



                                       By: /s/ Robert Dowling
                                           -------------------------------
                                           Name: Robert Dowling
                                           Title:   Managing Director



                                       By: /s/ Anthony Mugno
                                           -------------------------------
                                           Name: Anthony Mugno
                                           Title:   Director

                                       Lending Office:

                                       622 Third Avenue
                                       29th Floor
                                       New York, New York  10017
                                       Attention:  Real Estate Lending


                                       [ADD OTHER LENDERS NAMES AND APPLICABLE
                                       LENDING OFFICES]

                                                                      SCHEDULE I


                             LENDERS' RATABLE SHARE


                                            RATABLE LOAN     PERCENTAGE/RATABLE
LENDER'S NAME                                  AMOUNT              SHARE
-------------                                  ------              -----
Bayerische Hypo- und Vereinsbank, AG,       $215,316,818            100%
New York Branch

                                                                       EXHIBIT A

                                    THE LAND

                               RESIDENTIAL PARCEL

ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

                                LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.